              Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
              Securities and Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                        [X]
Filed by a Party other than the Registrant     [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ]    Preliminary Additional Materials
[ ]    Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.149-11(c) or Section 240.14

       Morgan Stanley Insured Municipal Trust
       Morgan Stanley Insured Municipal Bond Trust
       Morgan Stanley Insured Municipal Income Trust
       Morgan Stanley California Insured Municipal Income Trust
       Morgan Stanley Quality Municipal Income Trust
       Morgan Stanley Quality Municipal Investment Trust

       ------------------------------------------
       (Name of Registrant as Specified in its Charter)

       Lou Anne D. McInnis
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement)

    Payment of Filing Fee (check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(j)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:

2)  Aggregate number of securities to which transaction applies:

3)  Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11:

    Set forth the amount on which the filing fee is calculated and state how it was determined.

4)  Proposed maximum aggregate value of transaction:

5)  Fee previously paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously paid:

2)  Form, Schedule or Registration Statement No.:

3)  Filing Party:

4)  Date Filed:

                    MORGAN STANLEY INSURED MUNICIPAL TRUST
                  MORGAN STANLEY INSURED MUNICIPAL BOND TRUST
                 MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST
            MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST
                 MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST
               MORGAN STANLEY QUALITY MUNICIPAL INVESTMENT TRUST

                   NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS

                          TO BE HELD OCTOBER 26, 2005

     Annual Meetings of Shareholders ("Meeting(s)") of MORGAN STANLEY INSURED
MUNICIPAL TRUST, MORGAN STANLEY INSURED MUNICIPAL BOND TRUST, MORGAN STANLEY
INSURED MUNICIPAL INCOME TRUST, MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL
INCOME TRUST, MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST and MORGAN STANLEY
QUALITY MUNICIPAL INVESTMENT TRUST (individually, a "Trust" and, collectively, the "Trusts"), unincorporated business trusts organized under the laws of the
Commonwealth of Massachusetts, will be held jointly in the Auditorium, 3rd
Floor, at 1221 Avenue of the Americas, New York, New York 10020, on October 26,
2005 at 9:00 a.m., New York City time, for the following purposes:

MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS:

     1. For MORGAN STANLEY INSURED MUNICIPAL TRUST, MORGAN STANLEY QUALITY
   MUNICIPAL INCOME TRUST and MORGAN STANLEY QUALITY MUNICIPAL INVESTMENT
   TRUST, to elect two Trustees to serve until the year 2008 Annual Meeting of each Trust and for MORGAN STANLEY INSURED MUNICIPAL BOND TRUST, MORGAN
   STANLEY INSURED MUNICIPAL INCOME TRUST and MORGAN STANLEY CALIFORNIA
   INSURED MUNICIPAL INCOME TRUST, to elect three Trustees to serve until the year 2008 Annual Meeting of each Trust or, in each case, until their successors shall have been elected and qualified; and

     2. For MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST and MORGAN STANLEY
   QUALITY MUNICIPAL INVESTMENT TRUST to approve or disapprove a modification to each Trust's investment policies to enable each Trust to invest at least
   80% of its total assets in Municipal Obligations, including Municipal Bonds which are rated in the four highest investment grades by Moody's Investors
   Services, Inc. ("Moody's"), Standard & Poor's Ratings Group, ("S&P") or
   another nationally recognized statistical rating organization ("NRSRO") or, if not rated, are determined by the Investment Adviser to be of comparable quality.

     3. For MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST and MORGAN STANLEY
   QUALITY MUNICIPAL INVESTMENT TRUST to approve or disapprove a modification to each Trust's investment policies to enable each Trust to invest up to
   20% of its assets in either taxable or tax-exempt securities, including 5%
   in Municipal Obligations rated below investment grade by Moody's, S&P or another NRSRO or, if not rated, are determined by the Investment Adviser to be of comparable quality.

     4. For MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST and MORGAN STANLEY
   QUALITY MUNICIPAL INVESTMENT TRUST to approve or disapprove a modification to the investment policies of each Trust designating each Trust's investment policies as non-fundamental policies of the Trust.

     5. To transact such other business as may properly come before the
   Meetings or any adjournments thereof.

MATTERS TO BE VOTED ON ONLY BY PREFERRED SHAREHOLDERS:

     To elect one Trustee to serve until the year 2008 Annual Meeting of each
Trust or, in each case, until his successor shall have been elected and qualified.

     Shareholders of record of each Trust as of the close of business on August
24, 2005 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Joint Proxy Statement) you may do so in lieu of attending the Meetings in person.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting of any Trust, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meetings.

                                 MARY E. MULLIN
                                   Secretary
September 20, 2005
New York, New York

-------------------------------------------------------------------------------
                                   IMPORTANT

   YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO
 ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO
 BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN
 ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETINGS. THE
 ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. CERTAIN
 SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR
 ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS CONTAINED ON THEIR
 PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.
-------------------------------------------------------------------------------

                    MORGAN STANLEY INSURED MUNICIPAL TRUST
                  MORGAN STANLEY INSURED MUNICIPAL BOND TRUST
                 MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST
            MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST
                 MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST
               MORGAN STANLEY QUALITY MUNICIPAL INVESTMENT TRUST

             1221 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10020

                             --------------------
                             JOINT PROXY STATEMENT
                             --------------------
                        ANNUAL MEETINGS OF SHAREHOLDERS

                                OCTOBER 26, 2005

     This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees (the "Board(s)") of MORGAN
STANLEY INSURED MUNICIPAL TRUST ("IMT"), MORGAN STANLEY INSURED MUNICIPAL BOND
TRUST ("IMB"), MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST ("IIM"), MORGAN
STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST ("IIC"), MORGAN STANLEY
QUALITY MUNICIPAL INCOME TRUST ("IQI") and MORGAN STANLEY QUALITY MUNICIPAL
INVESTMENT TRUST ("IQT") (individually, a "Trust" and, collectively, the
"Trusts"), for use at the Annual Meetings of Shareholders of the Trusts to be
held jointly on October 26, 2005 (the "Meeting(s)"), and at any adjournments thereof. The first mailing of this Joint Proxy Statement is expected to be made on or about September 22, 2005.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meetings, the proxies named therein will vote the shares
("Shares") represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies submitted by shareholders of a Trust ("Shareholders")
will be voted for each of the nominees for election as Trustee to be elected by all Shareholders of that Trust, and, if the Shareholder holds preferred shares of the Trust, for the nominee for election as Trustee to be elected by only the preferred shareholders ("Preferred Shareholders"), with respect to that Trust, and in favor of Proposals 2, 3 and 4 for IQI and IQT set forth in the attached
Notice of Annual Meetings of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trusts, execution and delivery of a later dated proxy to the Secretary of the Trusts (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meetings. Attendance at the Meetings will not in and of itself revoke a proxy.

     Shareholders of record of each Trust as of the close of business on August
24, 2005, the record date for the determination of Shareholders entitled to notice of and to vote at the Meetings (the "Record Date"), are entitled to one vote for each Share held and a fractional vote for a fractional Share. No person was known to beneficially own more than 5% of the outstanding Shares of any of the Trusts on that date. The percentage ownership of Shares of each
Trust changes from time to time depending on purchases and sales by
Shareholders and the total number of Shares outstanding.

     The table below sets forth the total number of Common Shares and Preferred
Shares outstanding for each Trust as of the Record Date:

                    NUMBER OF COMMON      NUMBER OF PREFERRED
                   SHARES OUTSTANDING     SHARES OUTSTANDING
                          AS OF                  AS OF
                     AUGUST 24, 2005        AUGUST 24, 2005
NAME OF TRUST         (RECORD DATE)          (RECORD DATE)
---------------   --------------------   --------------------

IMT ...........        18,694,832                2,600
IMB ...........         4,260,601                  600
IIM ...........        22,268,759                3,100
IIC ...........        11,266,488                1,300
IQI ...........        25,298,602                4,160
IQT ...........        15,110,293                2,100

     The cost of soliciting proxies for the Meeting of each Trust, consisting principally of printing and mailing expenses, will be borne by each respective
Trust. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the Trusts or officers and regular employees of Morgan Stanley Investment
Advisors Inc. ("Morgan Stanley Investment Advisors" or the "Investment
Adviser"), Morgan Stanley Trust ("Transfer Agent"), Morgan Stanley Services
Company Inc. ("Morgan Stanley Services" or the "Administrator") and/or Morgan
Stanley DW Inc. ("Morgan Stanley DW"), without special compensation therefor.
In addition, each Trust may employ Computershare Fund Services, Inc.
("Computershare") to make telephone calls to Shareholders to remind them to vote. Each Trust may also employ Computershare as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received. In the event of a solicitation by Computershare, each Trust would pay the solicitor a project management fee not to exceed $3,000 and the expenses outlined below.

     Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting
Information Card accompanying this Joint Proxy Statement. To vote by touch tone telephone or by Internet, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. To vote by touch tone telephone or by Internet, Shareholders will need the number that appears on the proxy card in the shaded box.

     In certain instances, the Transfer Agent and/or Computershare may call
Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate
Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. The Trusts have been advised by counsel that these procedures are consistent with the requirements of applicable law.
Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail.
A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a
Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Joint Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Shareholder. With respect to reminder calls by
Computershare, expenses would be approximately $1.00 per

outbound telephone contact. With respect to the solicitation of a telephone vote by Computershare, approximate additional expenses range between $3.75 and
$6.00 per telephone vote transacted, $2.75 and $3.25 per outbound or inbound telephone contact and costs relating to obtaining Shareholders' telephone numbers and providing additional materials upon Shareholder request, which would be borne by each respective Trust.

     This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Trust and, because Shareholders may own Shares of more than one Trust, to potentially avoid burdening Shareholders with more than one proxy statement. Shares of a Trust are entitled to one vote each at the respective Trust's Meeting. To the extent information relating to common ownership is available to the Trusts, a Shareholder that owns record shares in two or more of the Trusts will receive a package containing a Joint
Proxy Statement and proxy cards for the Trusts in which such Shareholder is a record owner. If the information relating to common ownership is not available to the Trusts, a Shareholder that beneficially owns shares in two or more
Trusts may receive two or more packages each containing a Joint Proxy Statement and a proxy card for each Trust in which such Shareholder is a beneficial owner. If the proposed election of Trustees, and/or the changes to the investment policies with respect to IQI and IQT, are approved by Shareholders of one Trust and disapproved by Shareholders of other Trusts, the proposals will be implemented for the Trust that approved the proposals and will not be implemented for any Trust that did not approve the proposals. Thus, it is essential that Shareholders complete, date, sign and return each enclosed proxy card or vote by telephone or Internet as indicated in each Trust's proxy card.

     Only one copy of this Joint Proxy Statement will be delivered to multiple
Shareholders sharing an address unless we have received contrary instructions from one or more of the Shareholders. Upon written or oral request, we will deliver a separate copy of this Joint Proxy Statement to a Shareholder at a shared address to which a single copy of this Joint Proxy Statement was delivered. Should any Shareholder wish to receive a separate proxy statement or should Shareholders sharing an address wish to receive a single proxy statement in the future, please contact (800) 869-NEWS (toll-free).

                    (1) ELECTION OF TRUSTEES FOR EACH TRUST

     The number of Trustees of each Trust has been fixed by the Trustees, pursuant to each Trust's Declaration of Trust, at nine. There are presently nine Trustees for each Trust. At the Meetings, pursuant to each Trust's
Declaration of Trust, two nominees for IMT, IQI and IQT and three nominees for
IMB, IIM and IIC are standing for election to each Trust's Board of Trustees by the holders of the Common Shares and the Preferred Shares of each respective
Trust voting together as a single class. Additionally, pursuant to each respective Trust's Declaration of Trust and the Investment Company Act of 1940,
as amended (the "1940 Act"), one Trustee for each Trust is to be elected to the
Board of Trustees of each respective Trust by the holders of the Preferred
Shares of each of those Trusts voting separately as a single class, all as set forth below:

IMT, IQI and IQT--

Until the year 2008 Annual Meeting
----------------------------------
By all Shareholders:
 Michael Bozic
 James F. Higgins

By only Preferred Shareholders:
 Charles A. Fiumefreddo

 IMB, IIM and IIC--

Until the year 2008 Annual Meeting
----------------------------------
By all Shareholders:
 Wayne E. Hedien
 Joseph J. Kearns
 Fergus Reid
By only Preferred Shareholders:
 Dr. Manuel H. Johnson

     Seven of the current nine Trustees (Michael Bozic, Edwin J. Garn, Wayne E.
Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus
Reid) are "Independent Trustees," that is, Trustees who are not "interested persons" of the Trusts, as that term is defined in the 1940 Act. The other two current Trustees, Charles A. Fiumefreddo and James F. Higgins, are "interested trustees," that is, Trustees who are "interested persons" (as that term is defined in the 1940 Act) of the Trusts and Morgan Stanley Investment Advisors
and thus, are not Independent Trustees. The nominees for election as Trustee have been proposed by the Trustees now serving, or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving.
All of the members of the Boards have been previously elected by the
Shareholders of the Trusts.

     The nominees of the Boards of Trustees for election as Trustee of each
Trust are listed below. It is the intention of the persons named in the enclosed form of proxy, unless instructed by proxy to withhold authority to vote for the nominees, to vote all validly executed proxies for the election of these nominees: for IMT, IQI and IQT--Michael Bozic, Charles A. Fiumefreddo and
James F. Higgins; and for IMB, IIM and IIC-- Wayne E. Hedien, Dr. Manuel H.
Johnson, Joseph J. Kearns and Fergus Reid. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Boards may recommend or, in the case of an Independent Trustee nominee, as the Independent Trustees of each Trust may recommend. All of the nominees have consented to being named in this Joint Proxy Statement and to serve if elected.
The Trusts know of no reason why any of the said nominees would be unable or unwilling to accept nomination or election. With respect to each Trust, the election of the nominees listed above to be elected by all Shareholders requires the approval of a majority of the shares of the Trust represented and entitled to vote at the Meeting (Common Shares and Preferred Shares voting together as a single class). The election of the nominees listed above to be elected by only the Preferred Shareholders of each Trust requires the approval of a majority of the Preferred Shares of the Trust represented and entitled to vote at the Meeting (voting separately as a single class).

     Pursuant to the provisions of the Declaration of Trust of each Trust, in certain cases as amended, the Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

     The Board of each Trust previously has determined that any nominee for election as Trustee for each Trust will stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows: Class I--Messrs.
Bozic, Fiumefreddo and Higgins; Class II--Messrs. Hedien, Johnson, Kearns and
Reid; and Class III--Messrs. Garn and Nugent. Each nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Boards, or any adjournments thereof. In addition, pursuant to each Trust's Declaration of Trust and the 1940 Act, the Board of each Trust previously determined that one each of the Class I Trustees and Class II
Trustees will be designated to be elected by the Preferred Shareholders voting separately. In this regard, Charles A. Fiumefreddo and Manuel H. Johnson serve as Trustees of each Trust's Board of Trustees on behalf of the Preferred
Shareholders, the terms of each to expire with his designated Class. As a consequence of this method of election, the replacement of a majority of each of the Boards could be delayed for up to two years. In accordance with the above, the Trustees in Class I for IMT, IQI and IQT and the Trustees in Class
II for IMB, IIM and IIC are standing for election at the Meetings and will, if elected, serve until the year 2008 Annual Meetings for each Trust as set forth above or, in each case, until their successors shall have been elected and qualified.

     The Board of each Trust consists of nine trustees. These same individuals also serve as trustees for all of the funds advised by the Investment Adviser
(the "Retail Funds") and certain of the funds advised by Morgan Stanley
Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional
Funds"). The table

below sets forth the following information as of December 31, 2004 regarding the nominees for election as Trustee, and each of the other Trustees (both the
Independent Trustees and the Interested Trustees), as well as the executive officers of the Trusts, and each of their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below)
overseen by each Trustee or nominee Trustee and other directorships, if any, held by the Trustees. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the
Investment Adviser (including, but not limited to, Morgan Stanley Investment
Management Inc.).

INDEPENDENT TRUSTEES
--------------------

                               POSITION(S)     LENGTH OF
   NAME, AGE AND ADDRESS OF     HELD WITH        TIME
     INDEPENDENT TRUSTEE        THE TRUSTS      SERVED*
----------------------------- ------------- --------------

Michael Bozic (64)            Trustee       Since
c/o Kramer Levin                            April 1994
Naftalis & Frankel LLP
Counsel to the
Independent Trustees
1177 Avenue of the Americas
New York, NY 10036

Edwin J. Garn (72)            Trustee       Since
1031 N. Chartwell Court                     January 1993
Salt Lake City, UT 84103                    (OIB); Since
                                            Inception
                                            (IMS and
                                            ICS)

Wayne E. Hedien (71)          Trustee       Since
c/o Kramer Levin                            September
Naftalis & Frankel LLP                      1997
Counsel to the
Independent Trustees
1177 Avenue of the Americas
New York, NY 10036

                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
                                                                            FUND
                                                                           COMPLEX
   NAME, AGE AND ADDRESS OF        PRINCIPAL OCCUPATION(S) DURING         OVERSEEN      OTHER DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE                   PAST 5 YEARS**                BY TRUSTEE            BY TRUSTEE
----------------------------- ---------------------------------------- -------------- ---------------------------

Michael Bozic (64)            Private investor; Director or Trustee    197            Director of various
c/o Kramer Levin              of the Retail Funds (since April 1994)                  business organizations.
Naftalis & Frankel LLP        and the Institutional Funds (since
Counsel to the                July 2003); formerly Vice Chairman of
Independent Trustees          Kmart Corporation
1177 Avenue of the Americas   (December 1998-October 2000),
New York, NY 10036            Chairman and Chief Executive Officer
                              of Levitz Furniture Corporation
                              (November 1995-November 1998) and
                              President and Chief Executive Officer
                              of Hills Department Stores
                              (May 1991-July 1995); formerly
                              variously Chairman, Chief Executive
                              Officer, President and Chief Operating
                              Officer (1987-1991) of the Sears
                              Merchandise Group of Sears,
                              Roebuck & Co.

Edwin J. Garn (72)            Consultant; Director or Trustee of the   197            Director of Franklin
1031 N. Chartwell Court       Retail Funds (since January 1993) and                   Covey (time management
Salt Lake City, UT 84103      the Institutional Funds (since                          systems), BMW Bank of
                              July 2003); member of the Utah                          North America, Inc.
                              Regional Advisory Board of Pacific                      (industrial loan
                              Corp. (utility company); formerly                       corporation, Escrow Bank
                              Managing Director of Summit                             USA (industrial loan
                              Ventures LLC (lobbying and                              corporation)), United
                              consulting firm) (2000-2004); United                    Space Alliance (joint
                              States Senator (R-Utah) (1974-1992)                     venture between Lockheed
                              and Chairman, Senate Banking                            Martin and the Boeing
                              Committee (1980-1986), Mayor of Salt                    Company) and Nuskin
                              Lake City, Utah (1971-1974),                            Asia Pacific (multilevel
                              Astronaut, Space Shuttle Discovery                      marketing); member of the
                              (April 12-19, 1985), and Vice                           board of various civic and
                              Chairman, Huntsman Corporation                          charitable organizations.
                              (chemical company).

Wayne E. Hedien (71)          Retired; Director or Trustee of the      197            Director of The PMI
c/o Kramer Levin              Retail Funds (since September 1997)                     Group Inc. (private
Naftalis & Frankel LLP        and the Institutional Funds (since                      mortgage insurance);
Counsel to the                July 2003); formerly associated with                    Trustee and Vice
Independent Trustees          the Allstate Companies (1966-1994),                     Chairman of The Field
1177 Avenue of the Americas   most recently as Chairman of                            Museum of Natural
New York, NY 10036            The Allstate Corporation                                History; director of
                              (March 1993-December 1994) and                          various other business and
                              Chairman and Chief Executive Officer                    charitable organizations.
                              of its wholly-owned subsidiary,
                              Allstate Insurance Company
                              (July 1989-December 1994).

----------
*   This is the earliest date the Trustee began serving the Retail Funds. Each
    Trustee serves an indefinite term, until his or her successor is elected.
**  The dates referenced below indicating commencement of service as Trustee for the Retail and Institutional Funds reflect the earliest date the Trustee began serving the Retail or Institutional Funds, as applicable.

                               POSITION(S)     LENGTH OF
   NAME, AGE AND ADDRESS OF     HELD WITH        TIME
      MANAGEMENT TRUSTEE        THE TRUSTS      SERVED*
----------------------------- ------------- --------------

Dr. Manuel H. Johnson (56)    Trustee       Since July
c/o Johnson Smick                           1991 (OIB);
Group Inc.                                  Since
888 16th Street, N.W.                       Inception of
Suite 740                                   the Fund
Washington, D.C. 20006                      (IMS and
                                            ICS)

Joseph J. Kearns (63)         Trustee       Since July
c/o Kearns & Associates LLC                 2003
PMB754
23852 Pacific Coast
Highway
Malibu, CA 90265

Michael E. Nugent (69)        Trustee       Since July
c/o Triumph Capital, L.P.                   1991 (OIB);
445 Park Avenue                             Since
New York, NY 10022                          Inception of
                                            the Fund
                                            (IMS and
                                            ICS)

Fergus Reid (73)              Trustee       Since
c/o Lumelite Plastics                       July 2003
Corporation
85 Charles Colman Blvd.
Pawling, NY 12564

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                             FUND
                                                                            COMPLEX
   NAME, AGE AND ADDRESS OF         PRINCIPAL OCCUPATION(S) DURING         OVERSEEN      OTHER DIRECTORSHIPS HELD
      MANAGEMENT TRUSTEE                    PAST 5 YEARS**                BY TRUSTEE            BY TRUSTEE
----------------------------- ----------------------------------------- -------------- ----------------------------

Dr. Manuel H. Johnson (56)    Senior Partner, Johnson Smick             197            Director of NVR, Inc.
c/o Johnson Smick             International, Inc., a consulting firm;                  (home construction);
Group Inc.                    Chairman of the Audit Committee                          Director of KFX Energy;
888 16th Street, N.W.         and Director or Trustee of the Retail                    Director of RBS
Suite 740                     Funds (since July 1991) and the                          Greenwich Capital
Washington, D.C. 20006        Institutional Funds (since July 2003);                   Holdings (financial holding
                              Co-Chairman and a founder of the                         company).
                              Group of Seven Council (G7C), an
                              international economic commission;
                              formerly Vice Chairman of the Board
                              of Governors of the Federal Reserve
                              System and Assistant Secretary of the
                              U.S. Treasury.

Joseph J. Kearns (63)         President, Kearns & Associates LLC        198            Director of Electro Rent
c/o Kearns & Associates LLC   (investment consulting); Deputy                          Corporation (equipment
PMB754                        Chairman of the Audit Committee                          leasing), The Ford Family
23852 Pacific Coast           and Director or Trustee of the Retail                    Foundation, and the
Highway                       Funds (since July 2003) and the                          UCLA Foundation.
Malibu, CA 90265              Institutional Funds (since August
                              1994); previously Chairman of the
                              Audit Committee of the Institutional
                              Funds (October 2001-July 2003);
                              formerly CFO of the J. Paul Getty
                              Trust.

Michael E. Nugent (69)        General Partner of Triumph Capital,       197            Director of various
c/o Triumph Capital, L.P.     L.P., a private investment partnership;                  business organizations.
445 Park Avenue               Chairman of the Insurance Committee
New York, NY 10022            and Director or Trustee of the Retail
                              Funds (since July 1991) and the
                              Institutional Funds (since July 2001);
                              formerly Vice President, Bankers
                              Trust Company and BT Capital
                              Corporation (1984-1988).

Fergus Reid (73)              Chairman of Lumelite Plastics             198            Trustee and Director of
c/o Lumelite Plastics         Corporation; Chairman of the                             certain investment
Corporation                   Governance Committee and Director                        companies in the
85 Charles Colman Blvd.       or Trustee of the Retail Funds (since                    JPMorgan Funds complex
Pawling, NY 12564             July 2003) and the Institutional Funds                   managed by J.P. Morgan
                              (since June 1992).                                       Investment Management
                                                                                       Inc.

----------
*     This is the earliest date the Trustee began serving the Retail Funds.
      Each Trustee serves an indefinite term, until his or her successor is elected.

**    The dates referenced below indicating commencement of service as Trustee for the Retail and Institutional Funds reflect the earliest date the
      Trustee began serving the Retail or Institutional Funds, as applicable.

INTERESTED TRUSTEES
-------------------

     The Trustees who are affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the
Trusts, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of
December 31, 2004) and the other directorships, if any, held by the Trustee, are shown below.

                                POSITION(S)    LENGTH OF
   NAME, AGE AND ADDRESS OF      HELD WITH        TIME
      MANAGEMENT TRUSTEE         THE TRUSTS     SERVED*
------------------------------ ------------- -------------

Charles A. Fiumefreddo (72)    Chairman of   Since July
c/o Morgan Stanley Trust       the Board     1991 (OIB);
Harborside Financial Center,   and Trustee   Since
Plaza Two,                                   Inception
Jersey City, NJ 07311                        (IMS and
                                             ICS)

James F. Higgins (57)          Trustee       Since June
c/o Morgan Stanley Trust                     2000
Harborside Financial Center,
Plaza Two,
Jersey City, NJ 07311

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                             FUND
                                                                            COMPLEX
   NAME, AGE AND ADDRESS OF         PRINCIPAL OCCUPATION(S) DURING         OVERSEEN       OTHER DIRECTORSHIPS HELD
      MANAGEMENT TRUSTEE                    PAST 5 YEARS**                BY TRUSTEE             BY TRUSTEE
------------------------------ ---------------------------------------- -------------- -----------------------------

Charles A. Fiumefreddo (72)    Chairman and Director or Trustee of      197            None.
c/o Morgan Stanley Trust       the Retail Funds (since July 1991) and
Harborside Financial Center,   the Institutional Funds (since
Plaza Two,                     July 2003); formerly Chief Executive
Jersey City, NJ 07311          Officer of the Retail Funds (until
                               September 2002).

James F. Higgins (57)          Director or Trustee of the Retail        197            Director of AXA
c/o Morgan Stanley Trust       Funds (since June 2000) and the                         Financial, Inc. and The
Harborside Financial Center,   Institutional Funds (since July 2003);                  Equitable Life Assurance
Plaza Two,                     Senior Advisor of Morgan Stanley                        Society of the United
Jersey City, NJ 07311          (since August 2000); Director of the                    States (financial services).
                               Distributor and Dean Witter Realty
                               Inc.; previously President and Chief
                               Operating Officer of the Private
                               Client Group of Morgan Stanley
                               (May 1999-August 2000), and
                               President and Chief Operating Officer
                               of Individual Securities of Morgan
                               Stanley (February 1997-May 1999).

----------
*     This is the earliest date the Trustee began serving the Retail Funds.
      Each Trustee serves an indefinite term, until his or her successor is elected.

**    The dates referenced below indicating commencement of service as Trustee for the Retail and Institutional Funds reflect the earliest date the
      Trustee began serving the Retail or Institutional Funds, as applicable.

OFFICERS OF THE TRUSTS
----------------------

                                   POSITION(S)
   NAME, AGE AND ADDRESS OF         HELD WITH             LENGTH OF
      EXECUTIVE OFFICER             THE TRUSTS           TIME SERVED*
----------------------------- --------------------- ---------------------

Ronald E. Robison (66)        President; Executive  Since April 2003
1221 Avenue of the Americas   Vice President and
New York, NY                  Principal Executive
                              Officer

Joseph J. McAlinden (62)      Vice President        Since July 1995
1221 Avenue of the Americas
New York, NY 10020

Barry Fink (50)               Vice President        Since February 1997
1221 Avenue of the Americas
New York, NY 10020

   NAME, AGE AND ADDRESS OF
      EXECUTIVE OFFICER                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
----------------------------- --------------------------------------------------------------

Ronald E. Robison (66)        President of the Morgan Stanley Institutional and
1221 Avenue of the Americas   Retail Funds (since September 2005); Principal
New York, NY                  Executive Officer of Funds in the Fund complex
                              (since May 2003); Managing Director of Morgan Stanley &
                              Co. Incorporated, Morgan Stanley Investment Management
                              Inc. and Morgan Stanley; Managing Director and Director of
                              Morgan Stanley Investment Management Inc. and Morgan
                              Stanley Distribution, Inc.; Managing Director, Chief
                              Administrative Officer and Director of the Investment
                              Adviser and the Administrator; Director of the Transfer
                              Agent; Managing Director and Director of the Distributor;
                              Executive Vice President and Principal Executive Officer of
                              the Institutional Funds (since July 2003) and the Retail
                              Funds (since April 2003); Director of Morgan Stanley SICAV
                              (since May 2004); Executive Vice President and Principal
                              Executive Officer of the Van Kampen Funds; previously
                              President and Director of the Institutional Funds (March
                              2001-July 2003) and Chief Global Operations Officer of
                              Morgan Stanley Investment Management Inc.

Joseph J. McAlinden (62)      Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas   Investment Adviser and Morgan Stanley Investment
New York, NY 10020            Management Inc., Chief Investment Officer of the Van
                              Kampen Funds; Vice President of the Institutional Funds
                              (since July 2003) and the Retail Funds (since July 1995).

Barry Fink (50)               General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas   (since December 2000) of Morgan Stanley Investment
New York, NY 10020            Management; Managing Director (since December 2000),
                              Secretary (since February 1997) and Director (since
                              July 1998) of the Investment Adviser and the Administrator;
                              Assistant Secretary of Morgan Stanley DW; Vice President of
                              the Institutional Funds (since July 2003); Managing Director,
                              Secretary and Director of the Distributor; previously
                              Secretary (February 1997-April 2004) of the Retail Funds
                              and General Counsel (February 1997-April 2004) of the
                              Retail Funds; Vice President and Assistant General Counsel
                              of the Investment Adviser and the Administrator
                              (February 1997-December 2001).

----------
*     This is the earliest date the Officer began serving the Retail Funds.
      Each Officer serves an indefinite term, until his or her successor is elected.

**    The dates referenced below indicating commencement of service as an
      Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

                                       10

                                  POSITION(S)
   NAME, AGE AND ADDRESS OF        HELD WITH             LENGTH OF
       EXECUTIVE OFFICER           THE TRUSTS           TIME SERVED*
------------------------------ ----------------- -------------------------

Amy R. Doberman (43)           Vice President    Since July 2004
1221 Avenue of the Americas
New York, NY 10020

Carsten Otto (41)              Chief             Since October
1221 Avenue of the Americas    Compliance        2004
New York, NY 10020             Officer

Stefanie V. Chang (38)         Vice President    Since July 2003
1221 Avenue of the Americas
New York, NY 10020

Francis J. Smith (40)          Treasurer and     Treasurer since
c/o Morgan Stanley Trust       Chief Financial   July 2003 and Chief
Harborside Financial Center,   Officer           Financial Officer since
Plaza Two,                                       September 2002
Jersey City, NJ 07311

Thomas F. Caloia (59)          Vice President    Since July 2003
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ 07311

Mary E. Mullin (38)            Secretary         Since July 2003
1221 Avenue of the Americas
New York, NY 10020

   NAME, AGE AND ADDRESS OF
       EXECUTIVE OFFICER                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
------------------------------ --------------------------------------------------------------

Amy R. Doberman (43)           Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas    Management; Managing Director of Morgan Stanley
New York, NY 10020             Investment Management Inc. and the Investment Adviser,
                               Vice President of the Institutional and Retail Funds (since
                               July 2004); Vice President of the Van Kampen Funds (since
                               August 2004); previously, Managing Director and General
                               Counsel -- Americas, UBS Global Asset Management (July
                               2000-July 2004) and General Counsel, Aeltus Investment
                               Management, Inc. (January 1997-July 2000).

Carsten Otto (41)              Executive Director and U.S. Director of Compliance for
1221 Avenue of the Americas    Morgan Stanley Investment Management (since October
New York, NY 10020             2004); Executive Director of the Investment Adviser and
                               Morgan Stanley Investment Management Inc.; formerly
                               Assistant Secretary and Assistant General Counsel of the
                               Morgan Stanley Retail Funds.

Stefanie V. Chang (38)         Executive Director of Morgan Stanley & Co. Incorporated,
1221 Avenue of the Americas    Morgan Stanley Investment Management Inc. and the
New York, NY 10020             Investment Adviser; Vice President of the Institutional Funds
                               (since December 1997) and the Retail Funds (since
                               July 2003); formerly practiced law with the New York law
                               firm of Rogers & Wells (now Clifford Chance US LLP).

Francis J. Smith (40)          Executive Director of the Investment Adviser and the
c/o Morgan Stanley Trust       Administrator (since December 2001); previously, Vice
Harborside Financial Center,   President of the Retail Funds (September 2002-July 2003);
Plaza Two,                     Vice President of the Investment Adviser and the
Jersey City, NJ 07311          Administrator (August 2000-November 2001) and Senior
                               Manager at PricewaterhouseCoopers LLP
                               (January 1998-August 2000).

Thomas F. Caloia (59)          Executive Director (since December 2002) and Assistant
c/o Morgan Stanley Trust       Treasurer of the Investment Adviser, the Distributor and the
Harborside Financial Center,   Administrator; previously Treasurer of the Retail Funds
Plaza Two,                     (April 1989-July 2003); formerly First Vice President of the
Jersey City, NJ 07311          Investment Adviser, the Distributor and the Administrator.

Mary E. Mullin (38)            Executive Director of Morgan Stanley & Co. Incorporated,
1221 Avenue of the Americas    Morgan Stanley Investment Management Inc. and the
New York, NY 10020             Investment Adviser; Secretary of the Institutional Funds
                               (since June 1999) and the Retail Funds (since July 2003);
                               formerly practiced law with the New York law firms of
                               McDermott, Will & Emery and Skadden, Arps, Slate,
                               Meagher & Flom LLP.

----------
*     This is the earliest date the Officer began serving the Retail Funds.
      Each Officer serves an indefinite term, until his or her successor is elected.

**    The dates referenced below indicating commencement of service as an
      Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustees in the Trusts and in the Family of Investment Companies (Family
of Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc.
and Morgan Stanley AIP GP LP) as of December 31, 2004 is shown below.

                                       11

                                                                            AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                             ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                          DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUSTS         BY TRUSTEE IN FAMILY OF INVESTMENT
     NAME OF TRUSTEE                 (AS OF DECEMBER 31, 2004)                   COMPANIES (AS OF DECEMBER 31, 2004)
------------------------ ------------------------------------------------- -----------------------------------------------

INDEPENDENT:
Michael Bozic                                   None                                        over $100,000
Edwin J. Garn                                   None                                        over $100,000
Wayne E. Hedien                                 None                                        over $100,000
Dr. Manuel H. Johnson                           None                                        over $100,000
Joseph J. Kearns(1)                             None                                        over $100,000
Michael E. Nugent                               None                                        over $100,000
Fergus Reid(1)                                  None                                        over $100,000
INTERESTED:
Charles A. Fiumefreddo                          None                                        over $100,000
James F. Higgins                                None                                        over $100,000

----------
(1)   Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of
      December 31, 2004, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $584,856 and $667,002,
      respectively, pursuant to the deferred compensation plan.

     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Trusts, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the
Trusts as of the record date.

THE INDEPENDENT TRUSTEES AND THE COMMITTEES

     Law and regulation establish both general guidelines and specific duties for the Independent Trustees. Seven Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own stock or other securities issued by the Investment Adviser's parent company, Morgan Stanley. These are the "disinterested" or "independent"
Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds'
Boards, such individuals may reject other attractive assignments because the
Retail Funds make substantial demands on their time. All of the Independent
Trustees serve as members of the Audit Committee. In addition, three Trustees, including two Independent Trustees, serve as members of the Insurance
Committee, and three Independent Trustees serve as members of the Governance
Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and
approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

     The Board of Trustees of each Trust has a separately-designated standing
Audit Committee established in accordance with Section 3(a)(58)(A) of the
Securities Exchange Act of 1934, as amended. Each Audit Committee is charged with recommending to the full Board the engagement or discharge of the Trusts'
independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firms'
duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm

                                       12

and other accounting firms prior to the performance of such services; reviewing the independence of the independent registered public accounting firm;
considering the range of audit and non-audit fees; reviewing the adequacy of each Trust's system of internal controls; and preparing and submitting
Committee meeting minutes to the full Board.

     The members of the Audit Committee of each Trust are currently Michael
Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns,
Michael E. Nugent and Fergus Reid. None of the members of the Trusts' Audit
Committees is an "interested person," as defined under the 1940 Act, of any of the Trusts (with such disinterested Trustees being "Independent Trustees" or individually, "Independent Trustee"). Each Independent Trustee is also
"independent" from each Trust under the listing standards of the New York Stock
Exchange, Inc. (NYSE). The current Chairman of the Audit Committees of each of the Trusts is Dr. Manuel H. Johnson. The current Deputy Chairman of the Audit
Committee of each of the Trusts is Mr. Joseph J. Kearns. The Board of Trustees
for each Trust has adopted a formal written charter for the Audit Committee which sets forth the Audit Committee's responsiblities. A copy of the Audit
Committee Charter is attached to this Joint Proxy Statement as Appendix A.

     The Board of Trustees of each Trust also has a Governance Committee. The
Governance Committee identifies individuals qualified to serve as Independent
Trustees on each Trust's Board and on committees of such Board and recommends such qualified individuals for nomination by the Trusts' Independent Trustees as candidates for election as Independent Trustees, advises each Trust's Board with respect to Board composition, procedures and committees, develops and recommends to each Trust's Board a set of corporate governance principles applicable to the Trusts, monitors and makes recommendations on corporate governance matters and policies and procedures of the Trusts' Board of Trustees and any Board committees and oversees periodic evaluations of the Trusts' Board and its committees. The members of the Governance Committee of each Trust are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an
Independent Trustee. The current Chairman of the Governance Committee is Fergus
Reid. The Board of Trustees for each Trust has adopted a formal written charter for the Governance Committee which sets forth the Governance Committee's responsibilities. A copy of the Governance Committee Charter is attached to this Joint Proxy Statement as Appendix B.

     The Trusts do not have a separate nominating committee. While each Trust's
Governance Committee recommends qualified candidates for nominations as
Independent Trustees, the Board of Trustees of each Trust believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees.
Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn,
Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and
Fergus Reid), for all Trusts participates in the election and nomination of candidates for election as Independent Trustees for the respective Trusts for which the Independent Trustee serves. Persons recommended by each Trust's
Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Trusts, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the
NYSE. While the Independent Trustees of each of the Trusts expect to be able to continue to identify from their own resources an ample number of qualified candidates for each Trust's Board as they deem appropriate, they will consider nominations from Shareholders to the Board. Nominations from Shareholders should be in writing and sent to the Independent Trustees as described below under the caption "Shareholder Communications."

                                       13

     Finally, the Boards have formed an Insurance Committee to review and monitor the insurance coverage maintained by the Trusts. The Insurance
Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs.
Nugent and Hedien are Independent Trustees. The current Chairman of the
Insurance Committee is Mr. Michael E. Nugent.

     The following chart sets forth the number of meetings of the Board, the
Independent Trustees, the Audit Committee, the Insurance Committee and the
Governance Committee of each Trust during its most recent fiscal year. For the
2004 fiscal year, each Trustee attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he served held during the time such Trustee was a member of the Board.

      NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING LAST FISCAL YEAR

                            BOARD OF   INDEPENDENT     AUDIT     INSURANCE   GOVERNANCE
                  FISCAL    TRUSTEES     TRUSTEES    COMMITTEE   COMMITTEE   COMMITTEE
NAME OF TRUST    YEAR-END   MEETINGS     MEETINGS     MEETINGS    MEETINGS    MEETINGS
--------------- ---------- ---------- ------------- ----------- ----------- -----------

IMT ........... 10/31/04      28             4          10          6           2
IMB ........... 10/31/04      28             4          10          6           2
IIM ........... 10/31/04      28             4          10          6           2
IIC ........... 10/31/04      28             4          10          6           2
IQI ........... 10/31/04      28             4          10          6           2
IQT ........... 10/31/04      28             4          10          6           2

      For annual or special meetings, Trustees may but are not required to attend the meetings; and for each Trust's last annual shareholder meeting, no
Trustees attended the meeting.

AUDIT COMMITTEE REPORT
     At a meeting held on October 28, 2004, the Board of Trustees of each
Trust, including a majority of the Trustees who are not "interested persons" of the Trust, as defined under the 1940 Act, acting on the recommendation of the
Audit Committee of the Trust, selected Deloitte & Touche LLP to act as the independent registered public accounting firm for the Trust for the fiscal year ended October 31, 2005.

     The Audit Committee of each Trust has reviewed and discussed the financial statements of each Trust with management as well as with Deloitte & Touche LLP, the independent registered public accounting firm for each Trust. In the course of its discussions, the Audit Committee also discussed with Deloitte & Touche
LLP any relevant matters required to be discussed under Statement on Auditing
Standards No. 61. Based on this review, the Audit Committee recommended to the
Board of Trustees of each Trust that each Trust's audited financial statements be included in each Trust's Annual Report to Shareholders for the most recent fiscal year for filing with the Securities and Exchange Commission.

     The Audit Committee of each Trust has received the written disclosures and the letter from Deloitte & Touche LLP required under Independence Standards
Board No. 1 and has discussed with the independent registered public accounting firm their independence.

                                              The Audit Committee

                                              Dr. Manuel H. Johnson (Chairman)
                                              Joseph J. Kearns (Deputy
                                              Chairman)
                                              Michael Bozic
                                              Edwin J. Garn
                                              Wayne E. Hedien
                                              Michael E. Nugent
                                              Fergus Reid

                                       14

     Representatives from Deloitte & Touche LLP are expected to be present at the Meetings. Shareholders will have the opportunity to make a statement if they desire to do so and the representatives from Deloitte & Touche LLP are expected to be available to respond to appropriate questions.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR THE RETAIL
FUNDS AND INSTITUTIONAL FUNDS

     The Independent Trustees and the Trusts' management believe that having the same Independent Trustees for each of the Retail Funds and Institutional
Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds
tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the funds' service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same
Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent
Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

SHAREHOLDER COMMUNICATIONS

     Shareholders may send communications to each Trust's Board of Trustees.
Shareholders should send communications intended for each Trust's Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Trust's office or directly to such Board member(s)
at the address specified for each Trustee previously noted. Other shareholder communications received by the Trust not directly addressed and sent to the
Trust's Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

SHARE OWNERSHIP BY TRUSTEES

     The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $100,000 in any of the funds in the Morgan Stanley Retail and Institutional Funds on whose boards the
Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the funds above the $100,000 minimum requirement. The Trustees may allocate their investments among specific funds in any manner they determine is appropriate based on their individual investment objectives. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of the date of this Joint Proxy Statement, each Trustee is in compliance with the policy. As of June 30, 2005, the total value of the investments by the Trustees and/or their spouses in shares of the Morgan Stanley Retail Funds and
Institutional Funds was approximately $32.4 million. This amount includes compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional
Funds (or portfolio thereof) that are offered as investment options under the plan.

     As of the Record Date for these Meetings, the aggregate number of shares of each Trust owned by the Trust's officers and Trustees as a group was less than one percent of each Trust's outstanding shares.

                                       15

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that each
Trust's executive officers and Trustees, and beneficial owners of more than 10%
of its shares, make certain filings on a timely basis under Section 16(a) of the Exchange Act. Based solely on each Trust's review of copies of such reports of ownership furnished to the Trusts, the Trusts believe that during the past fiscal year all of its officers, Trustees and greater than 10% beneficial holders complied with all applicable filing requirements.

COMPENSATION OF INDEPENDENT TRUSTEES

     Each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and Institutional Funds. In addition, each Independent
Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent
Trustee who attended all six meetings would receive total compensation of
$180,000 for serving the Trusts. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the
Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as
Chairman of the Boards of the Retail Funds and the Institutional Funds and for
administrative services provided to each Board.

     The Trusts also reimburse the Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Trusts who are or have been employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the
Trusts for their services as Trustee.

     Effective April 1, 2004, the Trusts began a Deferred Compensation Plan
(the "DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of
Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible
Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the
Trusts.

     Prior to April 1, 2004, the Institutional Funds maintained a similar
Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each
Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC
Plan amends and supersedes the Prior DC Plan and all amounts payable under the
Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004 which will remain subject to the terms of the Prior DC Plan).

                                       16

     The following table shows aggregate compensation payable to each of the
Trustees from each Trust for the fiscal year ended October 31, 2004 and the aggregate compensation payable to each of the Trust's Trustees by the Fund
Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2004.

                                  COMPENSATION

                                                                                 NUMBER OF PORTFOLIOS
                                            TOTAL COMPENSATION FROM               IN THE FUND COMPLEX     TOTAL COMPENSATION
                                 --------------------------------------------   FROM WHICH THE TRUSTEE      FROM THE FUND
NAME OF INDEPENDENT TRUSTEE         IMT    IMB     IIM    IIC     IQI    IQT   RECEIVED COMPENSATION(5)       COMPLEX(5)
-------------------------------- -------- ----- -------- ----- -------- ----- -------------------------- -------------------

Michael Bozic(1)(3) ............    557    121     675    290     801    451             197                   $178,000
Edwin J. Garn(1)(3) ............    557    121     675    290     801    451             197                    178,000
Wayne E. Hedien(1)(2) ..........    557    121     675    290     801    451             197                    178,000
Dr. Manuel H. Johnson(1)........    744    165     902    394   1,069    602             197                    238,000
Joseph J. Kearns(1)(4) .........    642    146     779    349     924    520             198                    211,000
Michael E. Nugent(1)(2) ........    651    143     788    342     935    527             197                    208,000
Fergus Reid(1)(3) ..............    651    143     788    342     935    527             198                    213,000
NAME OF INTERESTED TRUSTEE
---------------------------------
Charles A. Fiumefreddo(2).......  1,121    260   1,358    622   1,611    907             197                    360,000
James F. Higgins ...............      0      0       0      0       0      0             197                          0

----------
(1)   Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit
      Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.

(2)   Member of the Insurance Committee. Mr. Nugent is the Chairman of the
      Insurance Committee.

(3)   Member of the Governance Committee. Mr. Reid is the Chairman of the
      Governance Committee.

(4)   Includes amounts deferred at the election of the Trustee under the DC
      Plan.

(5)   Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in these columns are presented on a calendar year basis.

     Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"),
including the Trusts, had adopted a retirement program under which an
Independent Trustee who retired after serving for at least five years as an
Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2004, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such
Eligible Trustee's retirement as shown in the table below.

     The following tables illustrate the retirement benefits accrued to the
Trusts' Independent Trustees by the Trusts for the fiscal year ended October
31, 2004 and the Adopting Funds for the calendar year ended December 31, 2004, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the Trusts as of October 31, 2004 and from the
Adopting Funds as of December 31, 2004. Messrs. Kearns and Reid did not
participate in the retirement program.

                                       17

                                                 RETIREMENT BENEFITS ACCRUED AS TRUST EXPENSES
                                  ---------------------------------------------------------------------------
                                     BY        BY        BY        BY        BY        BY          BY ALL
NAME OF INDEPENDENT TRUSTEE         IMT       IMB       IIM       IIC       IQI       IQT      ADOPTING FUNDS
-------------------------------   -------   -------   -------   -------   -------   -------   ---------------

Michael Bozic .................    $420      $422      $419      $422      $422      $420         $19,437
Edwin J. Garn .................     703       712       703       712       712       703          28,779
Wayne E. Hedien ...............     809       815       815       815       815       809          37,860
Dr. Manuel H. Johnson .........     434       435       434       435       435       434          19,701
Michael E. Nugent .............     820       824       819       824       824       820          35,471

                                                    ESTIMATED ANNUAL BENEFITS UPON RETIREMENT(1)
                                  ---------------------------------------------------------------------------------
                                    FROM       FROM       FROM       FROM       FROM       FROM         FROM ALL
NAME OF INDEPENDENT TRUSTEE          IMT        IMB        IIM        IIC        IQI        IQT      ADOPTING FUNDS
-------------------------------   --------   --------   --------   --------   --------   --------   ---------------

Michael Bozic .................    $  997     $  997     $  997     $  997     $  997     $  997        $46,871
Edwin J. Garn .................       990        990        990        990        990        990         46,917
Wayne E. Hedien ...............       843        843        843        843        843        843         40,020
Dr. Manuel H. Johnson .........     1,451      1,451      1,451      1,451      1,451      1,451         68,630
Michael E. Nugent .............     1,299      1,299      1,299      1,299      1,299      1,299         61,377

----------
(1)   Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

     In addition, Messrs. Bozic, Garn, Hedien, Johnson and Nugent received a lump sum benefit from the liquidation of a fund in the retirement plan in 2004 in the amount of $3,639, $6,935, $5,361, $2,915 and $6,951, respectively.

     THE BOARD OF TRUSTEES OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE TRUSTEES NOMINATED FOR
ELECTION.

   (2) APPROVAL OR DISAPPROVAL OF A MODIFICATION TO THE INVESTMENT POLICIES
             OF MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST AND
               MORGAN STANLEY QUALITY MUNICIPAL INVESTMENT TRUST
         RESPECTING INVESTMENTS OF AT LEAST 80% OF EACH TRUST'S ASSETS

     Each Trust has certain investment policies as set forth in the respective
Trust's original Prospectus which are fundamental policies of the Trust. Under the 1940 Act, a fundamental policy may not be changed without the favorable vote of a majority of the outstanding voting securities of the Trust, as defined in the 1940 Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Trust are present or represented by proxy, or (b)
more than 50% of the outstanding shares.

     On August 24, 2005, the Board of Trustees of each Trust unanimously approved a recommendation by the Investment Adviser that each Trust seek authorization from its shareholders to modify its respective investment policies to permit each Trust to invest at least 80% of its total assets in
Municipal Obligations, including Municipal Bonds which are rated in the four highest investment grades by Moody's Investors Services, Inc. ("Moody's"),
Standard & Poor's Ratings Group, ("S&P") or another nationally recognized statistical rating organization ("NRSRO") or, if not rated, are determined by the Investment Adviser to be of comparable quality. Currently, each Trust is required to invest at least 80% of its total assets in Municipal Obligations, including Municipal Bonds which are rated in the three highest investment grades by Moody's or S&P. Investments in Municipal Bonds rated lower than the three highest investment grades are not permissible. The Investment Adviser believes that the proposed modification will increase its flexibility in the management of

                                       18

the Trusts' portfolios which may enable it to increase the yield of the Trusts'
shares without unduly increasing risks, although, it should be noted that certain of these securities have speculative characteristics. A list of ratings definitions is attached to this Joint Proxy Statement as Appendix C. In its view, the current higher grade structure of the Trusts and the Trusts'
inability to invest in the fourth highest ratings category as compared with competitor funds have placed the Trusts at a competitive disadvantage during certain market conditions. In particular, to the extent that competitor funds have the flexibility to invest a larger portion of their assets in securities rated in the fourth highest ratings category, the Trusts' inability to invest in such securities has affected their relative performance during periods when securities in this ratings category outperform the higher rated securities.
This proposal is intended to allow the Investment Adviser to more effectively compete in varying market environments and thereby may benefit shareholders through the potential for enhanced returns.

     The Board of Trustees of each Trust evaluated the potential benefits associated with investment in Municipal Bonds rated within the fourth highest ratings category and concluded that the proposal is in the best interest of shareholders.

     THE BOARD OF TRUSTEES OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS OF EACH TRUST APPROVE THE PROPOSED MODIFICATION TO EACH TRUST'S
INVESTMENT POLICIES.

   (3) APPROVAL OR DISAPPROVAL OF A MODIFICATION TO THE INVESTMENT POLICIES
             OF MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST AND
               MORGAN STANLEY QUALITY MUNICIPAL INVESTMENT TRUST
           RESPECTING INVESTMENTS OF UP TO 20% OF EACH TRUST'S ASSETS

     Each Trust has certain investment policies as set forth in the respective
Trust's original Prospectus which are fundamental policies of the Trust. Under the 1940 Act, a fundamental policy may not be changed without the favorable vote of a majority of the outstanding voting securities of the Trust, as defined in the 1940 Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Trust are present or represented by proxy, or (b)
more than 50% of the outstanding shares.

     On August 24, 2005, the Board of Trustees of each Trust unanimously approved a recommendation by the Investment Adviser that each Trust seek authorization from its shareholders to modify its respective investment policies to permit each Trust to invest up to 20% of its assets in either taxable or tax-exempt securities, including 5% in Municipal Obligations rated below investment grade by Moody's, S&P or another NRSRO or, if not rated, are determined by the Investment Adviser to be of comparable quality. Currently, each Trust is permitted to invest up to 20% of its assets in temporary investments that are short-term, high quality taxable or tax-exempt securities or in options and futures. The temporary investments in which the Trusts may currently invest include certificates of deposit, U.S. government securities or debt securities rated within the two highest grades by Moody's or S&P or deemed to be of comparable quality. The proposed modification, therefore, would eliminate the requirement that any investments subject to the 20% limitation be short-term, temporary investments and would expand the universe of permissible investments. The ability to invest in options and futures will remain unchanged.
The Investment Adviser believes that the proposed modification will increase its flexibility in the management of the Trusts' portfolios, which may enable it to increase the yield of the Trusts' shares without unduly increasing risks, although, it should be noted that certain of these securities have speculative characteristics. A list of ratings definitions is attached to this Joint Proxy
Statement as Appendix C. In its view, the current limitations on investments described above have placed the Trusts at a competitive disadvantage. In particular, to the extent that competitor funds have the flexibility to invest a portion of their assets in a wider variety of investments, the Trusts' inability to invest in such securities has affected their relative performance during various market

                                       19

conditions such as when lower rated securities or longer term investments outperform higher rated or shorter term securities. This proposal is intended to allow the Investment Adviser to more effectively compete in varying market environments and thereby may benefit shareholders through the potential for enhanced returns.

     The Board of Trustees of each Trust evaluated the potential benefits of the proposed expansion in the universe of permissible investments of the Trusts and concluded that the proposal is in the best interest of shareholders.

     THE BOARD OF TRUSTEES OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS OF EACH TRUST APPROVE THE PROPOSED MODIFICATION TO EACH TRUST'S
INVESTMENT POLICIES.

   (4) APPROVAL OR DISAPPROVAL OF A MODIFICATION TO THE INVESTMENT POLICIES
             OF MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST AND
               MORGAN STANLEY QUALITY MUNICIPAL INVESTMENT TRUST

     Each Trust has certain investment policies as set forth in the respective
Trust's original Prospectus which are fundamental policies of the Trust. Under
1940 Act, a fundamental policy may not be changed without the favorable vote of a majority of the outstanding voting securities of the Trust, as defined in the
1940 Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Trust are present or represented by proxy, or (b)
more than 50% of the outstanding shares.

     On August 24, 2005, the Board of Trustees of each Trust unanimously approved a recommendation by the Investment Adviser that each Trust seek authorization from its shareholders to designate each Trust's investment policies as non-fundamental policies of that Trust. This will allow the
Investment Adviser to modify the investment policies of each Trust, subject to the approval of the Board of Trustees, without incurring the delay and expense associated with seeking a shareholder vote each time a change to the policies is deemed necessary. The investment objective of each Trust will remain a fundamental policy and any change to the investment objective will remain subject to a shareholder vote. A copy of each Trust's fundamental investment policies, as stated in each Trust's original prospectus, is attached to this
Joint Proxy Statement as Appendix D. A vote to approve such modification would deem these investment policies non-fundamental.

     The Board of Trustees of each Trust believes that the elimination of the need to obtain a shareholder vote to approve a change in investment policies will facilitate the ability of the Investment Adviser to respond promptly to evolving markets and changes in market conditions and avoid the expense associated with soliciting a shareholder vote.

     THE BOARD OF TRUSTEES OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS OF EACH TRUST APPROVE THE PROPOSED MODIFICATION.

THE INVESTMENT ADVISER

     Morgan Stanley Investment Advisors Inc. serves as each Trust's investment adviser pursuant to an investment advisory agreement. Morgan Stanley Investment
Advisors maintains its offices at 1221 Avenue of the Americas, New York, New
York 10020. Morgan Stanley Investment Advisors is a wholly-owned subsidiary of
Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

     The Principal Executive Officers of Morgan Stanley Investment Advisors are
Owen D. Thomas, President and Chief Executive Officer, Ronald E. Robison,
Managing Director, Chief Administrative Officer and Director, and Barry Fink,
Managing Director, Secretary and Director. Mr. Thomas is currently a Managing

                                       20

Director of Morgan Stanley. The principal occupations of Messrs. Robison and
Fink are described under the section "Election of Trustees." The business address of the Executive Officers and other Directors is 1221 Avenue of the
Americas, New York, New York 10020.

     Morgan Stanley Services Company Inc. (the "Administrator"), a wholly owned subsidiary of the Investment Adviser, serves as the Administrator of each Trust pursuant to an administration agreement. The Investment Adviser and the
Administrator serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. The address of the Administrator is that of the Investment Adviser set forth above.

     Morgan Stanley has its offices at 1585 Broadway, New York, New York 10036.
Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analyses, financing and financial advisory services. There are various lawsuits pending against Morgan Stanley involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

       FEES BILLED BY THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AUDIT FEES

     The aggregate fees for professional services billed by Deloitte & Touche
LLP in connection with the annual audit and review of financial statements of
IMT, IMB, IIM, IIC, IQI and IQT for the fiscal years ended October 31, 2003 and
October 31, 2004 are set forth below.

                    2003         2004

IMT ..........    $27,329      $28,989
IMB ..........    $27,329      $28,989
IIM ..........    $27,329      $28,989
IIC ..........    $27,329      $28,989
IQI ..........    $25,209      $26,761
IQT ..........    $25,209      $26,761

AUDIT-RELATED FEES

     The aggregate audit-related fees billed by Deloitte & Touche LLP related to the annual audit of each Trust's financial statements for their respective fiscal years ended October 31, 2003 and 2004, for the translation of financial statements for data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements are set forth below.

                    2003         2004

IMT ..........    $21,284      $5,752
IMB ..........    $21,284      $5,752
IIM ..........    $21,284      $5,752
IIC ..........    $21,284      $5,752
IQI ..........    $21,284      $5,752
IQT ..........    $21,284      $5,752

                                       21

TAX FEES

     The aggregate fees billed by Deloitte & Touche LLP in connection with tax compliance, tax advice and tax planning for each Trust for their respective fiscal years ended October 31, 2003 and 2004, which represent fees paid for the review of the Federal, state and local tax returns for each Trust are set forth below.

                    2003        2004

IMT ..........    $4,346      $4,455
IMB ..........    $4,346      $4,455
IIM ..........    $4,346      $4,455
IIC ..........    $4,346      $4,455
IQI ..........    $4,346      $4,455
IQT ..........    $4,346      $4,455

ALL OTHER FEES

     There were no fees billed by Deloitte & Touche LLP for any other products and services not set forth above for each Trust for the respective fiscal years ended October 31, 2003 and 2004.

AUDIT COMMITTEE PRE-APPROVAL

     Each Trust's Audit Committee's policy is to review and pre-approve all auditing and non-auditing services to be provided to the Trust by the Trust's independent registered public accounting firm. The Audit Committee Audit and
Non-Audit Pre-Approval Policy and Procedures requires each Trust's Audit
Committee to either generally pre-approve certain services without consideration of specific case-by-case services, or requires the specific pre-approval of services by the Audit Committee or its delegate. Under the
Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accounting firm. Any services that are generally pre-approved may require specific pre-approval by the Audit Committee if the services exceed pre-approved cost levels or budgeted amounts. All of the audit-related and the tax services described above for which Deloitte & Touche
LLP billed each of the Trusts' fees for the fiscal year ended October 31, 2004 were pre-approved by each Trust's Audit Committee.

AGGREGATE NON-AUDIT FEES PAID BY THE INVESTMENT ADVISOR AND AFFILIATED ENTITIES

     The aggregate fees billed for professional services rendered by Deloitte &
Touche LLP for all other services provided to the Investment Adviser and to any entities controlling, controlled by or under common control with the Investment
Adviser for the fiscal years ended October 31, 2003 and 2004 amounted to approximately $4 million and $5.5 million, respectively. Such services for the
2003 and 2004 fiscal years included: (i) audit-related fees of approximately
$3.3 million and $5 million, respectively, for the issuance of a report under
Statement on Accounting Standards No. 70 titled "Reports on the Processing of
Transactions by Service Organizations" and (ii) all other fees of approximately
$650,000 and $545,000, respectively, related to services such as performance attestation, operational control reviews and the provision of educational seminars.

     The Audit Committee of each Trust has considered whether the provision of non-audit services and the provision of services to affiliates of the
Investment Advisor is compatible with maintaining the independence of Deloitte
& Touche LLP.

                             ADDITIONAL INFORMATION

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal for any Trust is not obtained at the
Meeting of any Trust, the persons named as proxies may propose

                                       22

one or more adjournments of the Meeting of the applicable Trust to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting. Abstentions and broker "non-votes" will not count in favor of or against any such vote for adjournment.

     Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any proposal, and broker "non-votes" will not be deemed to be present at the Meeting of any Trust for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                             SHAREHOLDER PROPOSALS

     Proposals of security holders intended to be presented at the next Annual
Meeting of Shareholders of each respective Trust must be received no later than
June 25, 2006 for each Trust for inclusion in the proxy statement and proxy for that meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.

                            REPORTS TO SHAREHOLDERS

     EACH TRUST'S MOST RECENT ANNUAL REPORT FOR THE TRUST'S MOST RECENT FISCAL
YEAR END AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT,
HAVE BEEN PREVIOUSLY SENT TO SHAREHOLDERS AND ARE AVAILABLE WITHOUT CHARGE UPON
REQUEST FROM NINA WESSEL AT MORGAN STANLEY TRUST, HARBORSIDE FINANCIAL CENTER,
PLAZA TWO, 2ND FLOOR, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS)
(TOLL-FREE).

                          INTEREST OF CERTAIN PERSONS

     Morgan Stanley, Morgan Stanley Investment Advisors, Morgan Stanley DW,
Morgan Stanley Services, and certain of their respective Directors, Officers, and employees, including persons who are Trustees or Officers of the Trusts, may be deemed to have an interest in certain of the proposals described in this
Joint Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this
Joint Proxy Statement, pursuant to which they are paid fees by the Trusts, and certain of those individuals are compensated for performing services relating to the Trusts and may also own shares of Morgan Stanley. Such companies and persons may thus be deemed to derive benefits from the approvals by
Shareholders of such proposals.

                                 OTHER BUSINESS

     The management of the Trusts knows of no other matters which may be presented at the Meetings. However, if any matters not now known properly come before the Meetings, it is the intention of the persons named in the enclosed form of proxy, or their substitutes, to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                                      By Order of the Board of Trustees

                                                 MARY E. MULLIN
                                                   Secretary

                                       23

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                                                                      APPENDIX A

                                 CHARTER OF THE
                                AUDIT COMMITTEE
                                     OF THE
                              MORGAN STANLEY FUNDS

     The Board of Directors/Trustees (the "Board") of each fund advised or managed by Morgan Stanley Investment Advisors Inc. or Morgan Stanley Services
Company Inc. (each, a "Fund," collectively, the "Funds") has adopted and approved this charter for the audit committee of each Fund (the "Audit
Committee").

1. Structure and Membership Requirements:

   1.01 The Audit Committee shall consist of at least three "independent"
        directors/trustees. "Independent" shall have the meaning ascribed to it in New York Stock Exchange Listed Company Standard 303.01(2) and (3).

   1.02 Each member of the Audit Committee shall not be an "interested person"
        of the Funds, as that term is defined in Section 2(a)(19) of the
        Investment Company Act of 1940.

   1.03 Each member of the Audit Committee shall be "financially literate," as such term is interpreted by the Fund's Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

   1.04 At least one member of the Audit Committee must have accounting or related financial management expertise, as such qualification is interpreted by the Fund's Board in its business judgment.

2. Meetings:

   2.01 The Audit Committee shall meet at least twice each calendar year.

3. Duties and Powers:

   3.01 Each Fund's outside auditor is ultimately accountable to the Audit
        Committee and to the Board. The Audit Committee, subject to the Board's approval and oversight, has the authority and responsibility, to select, evaluate and, where appropriate, replace the outside auditor.
        To the extent required by law, this includes nominating the selected outside auditor to be considered for approval or ratification by shareholders at their next annual meeting.

   3.02 The Audit Committee shall approve the scope of professional services to be provided to the Funds by the outside auditor.

   3.03 The Audit Committee shall review with the outside auditor the audit plan and results of the auditing engagement.

   3.04 The Audit Committee shall review the independence of the outside auditor, including:

        (a) ensuring that the outside auditor submits to the Audit Committee, at least annually, a letter delineating all relationships between the auditor and the Funds;

        (b) engaging in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor; and

                                      A-1

        (c) recommending the Board take action in response to the outside auditor's report of any of the relationships discussed in (b) above, to the extent necessary and appropriate for the Audit Committee to satisfy itself of the outside auditor's independence.

   3.05 The Audit Committee shall oversee any other aspects of the Funds'
        audit process as it deems necessary and appropriate.

   3.06 The Audit Committee is empowered to review the Funds' system of internal controls.

   3.07 The Audit Committee shall have the resources and authority as it deems appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

4. Review of Charter:

   4.01 The Audit Committee shall review and assess the adequacy of this charter annually.

   4.02 Any changes to the charter must be recommended by the Audit Committee and approved by the Board.

                                      A-2

                                                                      APPENDIX B

                       JOINT GOVERNANCE COMMITTEE CHARTER

                                     OF THE

                 MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

                                                    AS ADOPTED ON JULY 31, 2003
                                                              AND AS AMENDED ON
                                                                 APRIL 22, 2004

                                      B-1

1. MISSION STATEMENT

     The Governance Committee (the "Governance Committee") is a committee of the Board of Trustees/Directors (referred to herein as the "Trustees" and collectively as the "Board") of each Fund listed in the attached Exhibit A1-.
The purpose of the Governance Committee is to: (1) evaluate the suitability of potential candidates for election to the Board and recommend candidates for nomination by the Independent Trustees (as defined below); (2) develop and recommend to the Board a set of corporate governance principles applicable to the Fund, monitor corporate governance matters and make recommendations to the
Board and act as the administrative committee with respect to Board policies and procedures, and committee policies and procedures; and (3) oversee periodic evaluations of the Board and any committees of the Board.

2. COMPOSITION

     The Governance Committee shall be comprised of three or more Trustees of the Board. Governance Committee members shall be designated by the full Board, and the manner of selection of the Governance Committee chair shall also be designated by the full Board.

     Each member of the Governance Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (a) is independent as defined in New York Stock Exchange Listed Company Standard
303.01 (2) and (3); (b) is a "disinterested person" as defined in Section
2(a)(19) of the Investment Company Act of 1940, as amended; and (c) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from any of the Funds or their investment advisor or any affiliated person of the advisor, other than fees from the Funds for serving as a member of the
Funds' Boards or Committees of the Boards. Such independent directors or trustees are referred to herein as the "Independent Trustees."

3. MEETING OF THE GOVERNANCE COMMITTEE

     The Governance Committee shall fix its own rules of procedure, which shall be consistent with the Fund's organizational documents and this Governance
Committee Charter. The Governance Committee shall meet at such times as may be determined as appropriate by the Committee. The Governance Committee, in its
discretion, may ask Trustees, members of management or others, whose advice and counsel are sought by the Governance Committee, to attend its meetings (or portions thereof) and to provide such pertinent information as the Governance
Committee requests.

     The Governance Committee shall cause to be maintained minutes of all meetings and records to those meetings and provide copies of such minutes to the Board and the Fund.

4. AUTHORITY

     The Governance Committee shall have the authority to carry out its duties and responsibilities as set forth in this Governance Committee Charter.

----------
1 This Joint Governance Committee Charter has been adopted by each Fund. Solely for the sake of clarity and simplicity, this Joint Governance Committee
  Charter has been drafted as if there is a single Fund, a single Governance
  Committee and a single Board. The terms "Governance Committee," "Trustees"
  and "Board" mean the Governance Committee, Trustees and the Board of each
  Fund, respectively, unless the context otherwise requires. The Governance
  Committee, Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

                                      B-2

5. GOALS, DUTIES AND RESPONSIBILITIES OF THE GOVERNANCE COMMITTEE

     In carrying out its duties and responsibilities, the Governance
Committee's policies and procedures will remain flexible, so that it may be in a position to react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Governance Committee:

   a. Board Candidates and Nominees
      -----------------------------

      The Governance Committee shall have the following goals and responsibilities with respect to Board candidates and nominees:

      i.   evaluate the suitability of potential trustee/director candidates proposed by Trustees, shareholders or others;

      ii.  recommend, for nomination by the Independent Trustees, candidates for election as an Independent Trustee by the shareholders or appointment by the Board, as the case may be, pursuant to the Fund's organizational documents. Persons recommended by the Governance
           Committee shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New
           York Stock Exchange ("NYSE") as T applicable to the Fund; and

      iii. review the suitability for continued service as a trustee/director of each Independent Trustee when his or her term expires and at such other times as the Governance Committee deems necessary or appropriate, and to recommend whether or not the Independent Trustee should be re-nominated by the Independent Trustees.

   b. Corporate Governance
      --------------------

      The Governance Committee shall have the following goals and principles with respect to Board corporate governance:

      i.   monitor corporate governance principles for the Fund, which shall be consistent with any applicable laws, regulations and listing standards, considering, but not limited to, the following:

           (1)  trustee/director qualification standards to reflect the independence requirements of the Sarbanes-Oxley Act of 2002, as amended ("SOX") and the rules thereunder, the Investment Company
                Act of 1940, as amended ("the 1940 Act"), and the NYSE;

           (2)  trustee/director duties and responsibilities;

           (3)  trustee/director access to management, and, as necessary and appropriate, independent advisers; and

           (4)  trustee/director orientation and continuing education;

      ii.  review periodically the corporate governance principles adopted by the Board to assure that they are appropriate for the Fund and comply with the requirements of SOX, the 1940 Act and the NYSE, and to recommend any desirable changes to the Board;

                                      B-3

      iii. consider other corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board; and

   c. Periodic Evaluations
      --------------------

      The Governance Committee shall be responsible for overseeing the evaluation of the Board as a whole and each Committee. The Governance
      Committee shall establish procedures to allow it to exercise this oversight function.

      In conducting this review, the Governance Committee shall evaluate whether the Board appropriately addresses the matters that are or should be within its scope pursuant to the set of corporate governance principles adopted by the Governance Committee. The Governance Committee
      shall address matters that the Governance Committee considers relevant to the Board's performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by management of the Fund to the Board, and whether the number and length of meetings of the Board were adequate for the Board to complete its work in a thorough and thoughtful manner.

      The Governance Committee shall report to the Board on the results of its evaluation, including any recommended changes to the principles of corporate governance, and any recommended changes to the Fund's or the
      Board's or a Committee's policies or procedures. This report may be written or oral.

6. EVALUATION OF THE GOVERNANCE COMMITTEE

     The Governance Committee shall, on an annual basis, evaluate its performance under this Joint Governance Committee Charter. In conducting this review, the Governance Committee shall evaluate whether this Joint Governance
Committee Charter appropriately addresses the matters that are or should be within its scope. The Governance Committee shall address matters that the
Governance Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Governance Committee to the Board, and whether the number and length of meetings of the Governance Committee were adequate for the Governance Committee to complete its work in a thorough and thoughtful manner.

     The Governance Committee shall report to the Board on the results of its evaluation, including any recommended amendments to this Joint Governance
Committee Charter, and any recommended changes to the Fund's or the Board's policies or procedures. This report may be written or oral.

7. INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

     The Governance Committee may conduct or authorize investigations into or studies of matters within the Governance Committee's scope of responsibilities, and may retain, at the Fund's expense, such independent counsel or other advisers as it deems necessary.

                                      B-4

                                   EXHIBIT A
                                   ---------

                                   FUND LIST
                                   ---------

                                MORGAN STANLEY
                        RETAIL AND INSTITUTIONAL FUNDS
                                      AT
                                AUGUST 31, 2005

RETAIL FUNDS
------------

OPEN-END RETAIL FUNDS

TAXABLE MONEY MARKET FUNDS
--------------------------

1.  Active Assets Government Securities Trust
2.  Active Assets Institutional Government Securities Trust
3.  Active Assets Institutional Money Trust
4.  Active Assets Money Trust
5.  Morgan Stanley Liquid Asset Fund Inc.
6.  Morgan Stanley U.S. Government Money Market Trust

TAX-EXEMPT MONEY MARKET FUNDS
-----------------------------

7.  Active Assets California Tax-Free Trust
8.  Active Assets Tax-Free Trust
9.  Morgan Stanley California Tax-Free Daily Income Trust
10. Morgan Stanley New York Municipal Money Market Trust
11. Morgan Stanley Tax-Free Daily Income Trust

EQUITY FUNDS
------------

12. Morgan Stanley Aggressive Equity Fund
13. Morgan Stanley Allocator Fund
14. Morgan Stanley American Opportunities Fund
15. Morgan Stanley Biotechnology Fund
16. Morgan Stanley Capital Opportunities Trust
17. Morgan Stanley Developing Growth Securities Trust
18. Morgan Stanley Dividend Growth Securities Inc.
19. Morgan Stanley Equally-Weighted S&P 500 Fund
20. Morgan Stanley European Equity Fund Inc.
21. Morgan Stanley Financial Services Trust
22. Morgan Stanley Fund of Funds
       o  Domestic Portfolio
23. Morgan Stanley Fundamental Value Fund
24. Morgan Stanley Global Advantage Fund
25. Morgan Stanley Global Dividend Growth Securities
26. Morgan Stanley Global Utilities Fund
27. Morgan Stanley Growth Fund
28. Morgan Stanley Health Sciences Trust

                                      B-5

29. Morgan Stanley Income Builder Fund
30. Morgan Stanley Information Fund
31. Morgan Stanley International Fund
32. Morgan Stanley International SmallCap Fund
33. Morgan Stanley International Value Equity Fund
34. Morgan Stanley Japan Fund
35. Morgan Stanley KLD Social Index Fund
36. Morgan Stanley Mid-Cap Value Fund
37. Morgan Stanley Nasdaq-100 Index Fund
38. Morgan Stanley Natural Resource Development Securities Inc.
39. Morgan Stanley Pacific Growth Fund Inc.
40. Morgan Stanley Real Estate Fund
41. Morgan Stanley Small-Mid Special Value Fund
42. Morgan Stanley S&P 500 Index Fund
43. Morgan Stanley Special Growth Fund
44. Morgan Stanley Special Value Fund
45. Morgan Stanley Total Market Index Fund
46. Morgan Stanley Total Return Trust
47. Morgan Stanley Utilities Fund
48. Morgan Stanley Value Fund

BALANCED FUNDS
--------------

49. Morgan Stanley Balanced Growth Fund
50. Morgan Stanley Balanced Income Fund

ASSET ALLOCATION FUND
---------------------

51. Morgan Stanley Strategist Fund

TAXABLE FIXED-INCOME FUNDS
--------------------------

52. Morgan Stanley Convertible Securities Trust
53. Morgan Stanley Flexible Income Trust
54. Morgan Stanley High Yield Securities Inc.
55. Morgan Stanley Income Trust
56. Morgan Stanley Limited Duration Fund
57. Morgan Stanley Limited Duration U.S. Treasury Trust
58. Morgan Stanley Mortgage Securities Trust
59. Morgan Stanley Total Return Income Securities Fund
60. Morgan Stanley U.S. Government Securities Trust

TAX-EXEMPT FIXED-INCOME FUNDS
-----------------------------

61. Morgan Stanley California Tax-Free Income Fund
62. Morgan Stanley Limited Term Municipal Trust
63. Morgan Stanley New York Tax-Free Income Fund
64. Morgan Stanley Tax-Exempt Securities Trust

                                      B-6

SPECIAL PURPOSE FUNDS
---------------------

65. Morgan Stanley Select Dimensions Investment Series
       o  American Opportunities Portfolio
       o  Balanced Growth Portfolio
       o  Capital Opportunities Portfolio
       o  Developing Growth Portfolio
       o  Dividend Growth Portfolio
       o  Equally-Weighted S&P 500 Portfolio
       o  Flexible Income Portfolio
       o  Global Equity Portfolio
       o  Growth Portfolio
       o  Money Market Portfolio
       o  Utilities Portfolio
66. Morgan Stanley Variable Investment Series
       o  Aggressive Equity Portfolio
       o  Dividend Growth Portfolio
       o  Equity Portfolio
       o  European Growth Portfolio
       o  Global Advantage Portfolio
       o  Global Dividend Growth Portfolio
       o  High Yield Portfolio
       o  Income Builder Portfolio
       o  Information Portfolio
       o  Limited Duration Portfolio
       o  Money Market Portfolio
       o  Quality Income Plus Portfolio
       o  S&P 500 Index Portfolio
       o  Strategist Portfolio
       o  Utilities Portfolio

CLOSED-END RETAIL FUNDS
-----------------------

TAXABLE FIXED-INCOME CLOSED-END FUNDS
-------------------------------------

67. Morgan Stanley Government Income Trust
68. Morgan Stanley Income Securities Inc.
69. Morgan Stanley Prime Income Trust

TAX-EXEMPT FIXED-INCOME CLOSED-END FUNDS
----------------------------------------

70. Morgan Stanley California Insured Municipal Income Trust
71. Morgan Stanley California Quality Municipal Securities
72. Morgan Stanley Insured California Municipal Securities
73. Morgan Stanley Insured Municipal Bond Trust
74. Morgan Stanley Insured Municipal Income Trust
75. Morgan Stanley Insured Municipal Securities
76. Morgan Stanley Insured Municipal Trust
77. Morgan Stanley Municipal Income Opportunities Trust

                                      B-7

78. Morgan Stanley Municipal Income Opportunities Trust II
79. Morgan Stanley Municipal Income Opportunities Trust III
80. Morgan Stanley Municipal Premium Income Trust
81. Morgan Stanley New York Quality Municipal Securities
82. Morgan Stanley Quality Municipal Income Trust
83. Morgan Stanley Quality Municipal Investment Trust
84. Morgan Stanley Quality Municipal Securities

INSTITUTIONAL FUNDS
-------------------

OPEN-END INSTITUTIONAL FUNDS

1.  Morgan Stanley Institutional Fund, Inc.

    Active Portfolios:
       o  Active International Allocation Portfolio
       o  Emerging Markets Portfolio
       o  Emerging Markets Debt Portfolio
       o  Equity Growth Portfolio
       o  European Real Estate Portfolio
       o  Focus Equity Portfolio
       o  Global Franchise Portfolio
       o  Global Value Equity Portfolio
       o  International Equity Portfolio
       o  International Magnum Portfolio
       o  International Small Cap Portfolio
       o  Money Market Portfolio
       o  Municipal Money Market Portfolio
       o  Small Company Growth Portfolio
       o  U.S. Real Estate Portfolio
       o  Value Equity Portfolio

    Inactive Portfolios*:
       o  China Growth Portfolio
       o  Gold Portfolio
       o  Large Cap Relative Value Portfolio
       o  MicroCap Portfolio
       o  Mortgage-Backed Securities Portfolio
       o  Municipal Bond Portfolio
       o  U.S. Equity Plus Portfolio

----------
* Have not commenced or have ceased operations

                                      B-8

2.  Morgan Stanley Institutional Fund Trust
    Active Portfolios:
       o  Advisory Foreign Fixed Income II Portfolio
       o  Advisory Foreign Fixed Income Portfolio
       o  Advisory Mortgage Portfolio
       o  Balanced Portfolio
       o  Core Plus Fixed Income Portfolio
       o  Equity Portfolio
       o  High Yield Portfolio
       o  Intermediate Duration Portfolio
       o  International Fixed Income Portfolio
       o  Investment Grade Fixed Income Portfolio
       o  Limited Duration Portfolio
       o  Mid-Cap Growth Portfolio
       o  Municipal Portfolio
       o  U.S. Core Fixed Income Portfolio
       o  U.S. Mid-Cap Value Portfolio
       o  U.S. Small-Cap Value Portfolio
       o  Value Portfolio
    Inactive Portfolios*:
       o  Balanced Plus Portfolio
       o  Growth Portfolio
       o  Investment Grade Credit Advisory Portfolio
       o  Mortgage Advisory Portfolio
       o  New York Municipal Portfolio
       o  Targeted Duration Portfolio
       o  Value II Portfolio
3.  The Universal Institutional Funds, Inc.
    Active Portfolios:
       o  Core Plus Fixed Income Portfolio
       o  Emerging Markets Debt Portfolio
       o  Emerging Markets Equity Portfolio
       o  Equity and Income Portfolio
       o  Equity Growth Portfolio
       o  Global Franchise Portfolio
       o  Global Value Equity Portfolio
       o  High Yield Portfolio
       o  International Magnum Portfolio
       o  Mid-Cap Growth Portfolio
       o  Money Market Portfolio
       o  Small Company Growth Portfolio
       o  Technology Portfolio
       o  U.S. Mid-Cap Value Portfolio
       o  U.S. Real Estate Portfolio
       o  Value Portfolio

----------
* Have not commenced or have ceased operations

                                      B-9

    Inactive Portfolios*:
       o  Balanced Portfolio.
       o  Capital Preservation Portfolio
       o  Core Equity Portfolio
       o  International Fixed Income Portfolio
       o  Investment Grade Fixed Income Portfolio
       o  Latin American Portfolio
       o  Multi-Asset Class Portfolio
       o  Targeted Duration Portfolio

4.  Morgan Stanley Institutional Liquidity Funds
    Active Portfolios:
       o  Government Portfolio
       o  Money Market Portfolio
       o  Prime Portfolio
       o  Tax-Exempt Portfolio
       o  Treasury Portfolio
    Inactive Portfolios*:
       o  Government Securities Portfolio
       o  Treasury Securities Portfolio

CLOSED-END INSTITUTIONAL FUNDS
5.  Morgan Stanley Asia-Pacific Fund, Inc.
6.  Morgan Stanley Eastern Europe Fund, Inc.
7.  Morgan Stanley Emerging Markets Debt Fund, Inc.
8.  Morgan Stanley Emerging Markets Fund, Inc.
9.  Morgan Stanley Global Opportunity Bond Fund, Inc.
10. Morgan Stanley High Yield Fund, Inc.
11. The Latin American Discovery Fund, Inc.
12. The Malaysia Fund, Inc.
13. The Thai Fund, Inc.
14. The Turkish Investment Fund, Inc.

CLOSED-END FUND OF HEDGE FUNDS
15. Morgan Stanley Institutional Fund of Hedge Funds

IN REGISTRATION

MORGAN STANLEY RETAIL FUNDS
16. Morgan Stanley American Franchise Fund

FUNDS OF HEDGE FUNDS
17. Morgan Stanley Absolute Return Fund
18. Morgan Stanley Institutional Fund of Hedge Funds II

----------
* Have not commenced or have ceased operations

                                      B-10

                                                                     APPENDIX C

RATINGS OF CORPORATE DEBT INSTRUMENTS INVESTMENTS
--------------------------------------------------------------------------------
MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                         LONG-TERM OBLIGATIONS RATING

     Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more.
They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa   Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa    Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A     Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa   Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba    Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B     Obligations rated B are considered speculative and are subject to high credit risk.

Caa   Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca    Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C     Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

     Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier
2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                              SHORT-TERM RATINGS

     Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

     Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1   Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2   Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

                                      C-1

P-3   Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP    Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

     Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

STANDARD & POOR'S RATING GROUP, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.
("STANDARD & POOR'S")

                        ISSUE CREDIT RATING DEFINITIONS

     A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program
(including ratings on medium term note programs and commercial paper programs).
It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information.
Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper.
Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

                        LONG-TERM ISSUE CREDIT RATINGS

     Issue credit ratings are based, in varying degrees, on the following considerations:

    o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

    o Nature of and provisions of the obligation;

    o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

                                      C-2

AAA   An obligation rated "AAA" has the highest rating assigned by Standard &
      Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA    An obligation rated "AA" differs from the highest-rate issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A     An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB   An obligation rated "BBB" exhibits adequate protection parameters.
      However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB    An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet its financial commitment on the obligation.

B     An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC   An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC    An obligation rated "CC" is currently highly vulnerable to nonpayment.

C     A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D     An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The
      "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or minus (--): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r     This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.  This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard &
      Poor's does not rate a particular obligation as a matter of policy.

                                      C-3

                        SHORT-TERM ISSUE CREDIT RATINGS

A-1   A short-term obligation rated "A-1" is rated in the highest category by
      Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2   A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3   A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B     A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C     A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D     A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard
      & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS ("FITCH")

                    INTERNATIONAL LONG-TERM CREDIT RATINGS

     International Long-Term Credit Ratings are more commonly referred to as simply "Long-Term Ratings". The following scale applies to foreign currency and local currency ratings.

     International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

INVESTMENT GRADE

AAA   Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA    Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                                      C-4

A     High credit quality. "A" ratings denote a low expectation of credit risk.
      The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB   Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB    Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B     Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,  High default risk. Default is a real possibility. Capacity for meeting
CC, C financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD,  Default. The ratings of obligations in this category are based on their
DD, D prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.
      "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

     Notes:

     "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

     "NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

     "Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

                                      C-5

     A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

                    INTERNATIONAL SHORT-TERM CREDIT RATINGS

     International Short-Term Credit Ratings are more commonly referred to as simply "Short-Term Ratings". The following scale applies to foreign currency and local currency ratings.

     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

F1    Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2    Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3    Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B     Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D     Default. Denotes actual or imminent payment default.

     Notes:

     "+" may be appended to an "F1" rating class to denote relative status within the category.

     "NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

     "Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

                                      C-6

                                                                     APPENDIX D

CURRENT INVESTMENT POLICIES -- MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST
AND MORGAN STANLEY QUALITY MUNICIPAL INVESTMENT TRUST

     The Trust will invest at least 80% of its total assets in Municipal
Obligations, except during temporary defensive periods. The remaining portion of the Trust's total assets may be invested in "temporary investments" and in options and futures, all as described below. Under normal circumstances, the
Trust expects that substantially greater than 80% of its total assets will be invested in Municipal Obligations. "Municipal Obligations" consist of Municipal
Bonds, Municipal Notes and Municipal Commercial Paper, including such obligations purchased on a when-issued or delayed delivery basis. Certain
Municipal Bonds in which the Trust may invest without limit may subject certain investors to the alternative minimum tax and, therefore, a substantial portion of the income produced by the Trust may be taxable for such investors under the alternative minimum tax. The Trust, therefore, may not ordinarily be a suitable investment for investors who are subject to the alternative minimum tax. The suitability of the Trust for these investors will depend upon a comparison of the after-tax yield likely to be provided from the Trust to comparable tax-exempt investments not subject to such tax and also to comparable fully taxable investments in light of each such investor's tax position.

     Except during temporary defensive periods, the Trust will invest at least
80% of its total assets in: (a) Municipal Bonds which are rated at the time of purchase within the three highest grades by Moody's (Aaa, Aa, A) or S&P (AAA,
AA, A) or, if not rated, are determined by the Investment Adviser to be of comparable quality; (b) Municipal Notes which at the time of purchase are rated in the two highest grades by Moody's (MIG 1, MIG 2) or S&P (SP-1, SP-2), or, if not rated, whose issuers have outstanding one or more issues of Municipal Bonds rated as set forth in clause (a) of this paragraph; and (c) Municipal
Commercial Paper which at the time or purchase is rated P-1 or higher by
Moody's or A-1 or higher by S&P. For purposes of the foregoing percentage limitation, any Municipal Bond or Municipal Note which depends directly or indirectly on the credit of the federal government shall be considered to have a Moody's rating of Aaa or an S&P rating of AAA. A general description of
Moody's and S&P ratings of Municipal Bonds, Notes and Commercial Paper is set
forth in Appendix C.

     The Trust intends to emphasize investments in Municipal Obligations with long-term maturities because such long-term obligations generally produce a higher yield than short-term obligations although such longer-term obligations are more susceptible to market fluctuations resulting from changes in interest rates than shorter-term obligations. The average weighted maturity of the
Trust's portfolio under normal circumstances is expected to be in excess of 20 years, but the average maturity, as well as the emphasis on longer-term obligations, may vary depending upon market conditions.

     Except during temporary defensive periods, the Trust may not invest more than 20% of its total assets in "temporary investments," the income from which may be subject to federal income taxes. The Trust may invest more than 20% of its total assets in temporary investments for defensive purposes (e.g., investments made during times where temporary imbalances of supply and demand or other temporary dislocations in the Municipal Obligations market adversely affect the price at which Municipal Bonds, Notes and Commercial Paper are available), and in order to keep cash on hand fully invested. Temporary investments are short-term, high quality securities which may be either tax-exempt or taxable. The Trust will invest only in temporary investments which are certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; bankers'
acceptances; time deposits; U.S. Government securities; or debt securities rated within the two highest grades by Moody's

                                      D-1

or S&P or, if not rated, are of comparable quality as determined by the
Investment Adviser, and which mature within one year from the date of purchase.
See Appendix C for a general description of Moody's and S&P's ratings of securities in such categories. Temporary investments of the Trust may also include repurchase agreements.

     The foregoing percentage and rating limitations apply at the time of acquisition of a security based on the last previous determination of the
Trust's net asset value. Any subsequent change in any rating by a rating service or change in percentages resulting from market fluctuations or other changes in the Trust's total assets will not require elimination of any security from the Trust's portfolio. However, any subsequent change in any rating of any security below investment grade will result in the elimination of that security from the Trust's portfolio as soon as practicable without adverse market or tax consequences to the Trust.

                                      D-2

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                   YOUR PROXY VOTE IS IMPORTANT!

                                   AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE
                                   OR THE INTERNET.

                                   IT SAVES MONEY! TELEPHONE AND INTERNET VOTING
                                   SAVES POSTAGE COSTS. SAVINGS WHICH CAN HELP
                                   MINIMIZE FUND EXPENSES.

                                   IT SAVES TIME! TELEPHONE AND INTERNET VOTING
                                   IS INSTANTANEOUS - 24 HOURS A DAY.

                                   IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                   1. READ YOUR PROXY STATEMENT AND HAVE IT AT
                                   HAND.

                                   2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                   WEBSITE: HTTPS://VOTE.PROXY-DIRECT.COM

                                   3. FOLLOW THE RECORDED OR ON-SCREEN
                                   DIRECTIONS.

                                   4. DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE
                                   BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY                 MORGAN STANLEY INSURED MUNICIPAL TRUST              PROXY
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 26, 2005

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Stefanie V. Chang, Barry Fink and Joseph J.
McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of the above mentioned trust on October 26, 2005 at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
"FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE
BOARD OF TRUSTEES.
                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                            VOTE VIA THE TELEPHONE:  1-866-241-6192
                            ---------------------------------------------------

                            ---------------------------------------------------

                            NOTE: Please sign exactly as your name appears on
                            this proxy card. All joint owners should sign. When
                            signing as executor, administrator, attorney,
                            trustee or guardian or as custodian for a minor,
                            please give full title as such. If a corporation,
                            please sign in full corporate name and indicate the
                            signer's office. If a partner, sign in the
                            partnership name.

                            ---------------------------------------------------
                            Signature

                            ---------------------------------------------------
                            Signature (if held jointly)

                            ---------------------------------------------------
                            Date                                15604_MSE_A

                            (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED
VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

                                                    FOR     WITHHOLD    FOR ALL
1. Election of two (2) Trustees:                                        EXCEPT

   01. Michael Bozic          02. James F. Higgins  [ ]       [ ]         [ ]

To withhold authority to vote for any nominee(s)
mark "For All Except" and write the nominee
number(s) on the line provided:

--------------------------------------------------

                                                                    15604_MSE_A

   YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED
VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

1.  Election of two (2) Trustees:                    FOR     WITHHOLD    FOR ALL
                                                                         EXCEPT
    01. Michael Bozic    02. James F. Higgins        [ ]       [ ]         [ ]

To withhold authority to vote for any nominee(s)
mark "For All Except" and write the nominee
number(s) on the line provided:

------------------------------------------------

   Election of one (1) Preferred Trustee:            FOR     WITHHOLD

   01. Charles A. Fiumefreddo                        [ ]       [ ]

                                                                    15604_MSE_A

   YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                   YOUR PROXY VOTE IS IMPORTANT!

                                   AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE
                                   OR THE INTERNET.

                                   IT SAVES MONEY! TELEPHONE AND INTERNET VOTING
                                   SAVES POSTAGE COSTS. SAVINGS WHICH CAN HELP
                                   MINIMIZE FUND EXPENSES.

                                   IT SAVES TIME! TELEPHONE AND INTERNET VOTING
                                   IS INSTANTANEOUS - 24 HOURS A DAY.

                                   IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                   1. READ YOUR PROXY STATEMENT AND HAVE IT AT
                                   HAND.

                                   2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                   WEBSITE: HTTPS://VOTE.PROXY-DIRECT.COM

                                   3. FOLLOW THE RECORDED OR ON-SCREEN
                                   DIRECTIONS.

                                   4. DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE
                                   BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY              MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST           PROXY
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 26, 2005

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Stefanie V. Chang, Barry Fink and Joseph J.
McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of the above mentioned trust on October 26, 2005 at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
"FOR" THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE
BOARD OF TRUSTEES.
                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                            VOTE VIA THE TELEPHONE:  1-866-241-6192
                            ---------------------------------------------------

                            ---------------------------------------------------

                            NOTE: Please sign exactly as your name appears on
                            this proxy card. All joint owners should sign. When
                            signing as executor, administrator, attorney,
                            trustee or guardian or as custodian for a minor,
                            please give full title as such. If a corporation,
                            please sign in full corporate name and indicate the
                            signer's office. If a partner, sign in the
                            partnership name.

                            ---------------------------------------------------
                            Signature

                            ---------------------------------------------------
                            Signature (if held jointly)

                            ---------------------------------------------------
                            Date                                15604_MSE_B

                            (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED
VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

                                                                                        FOR       WITHHOLD    FOR ALL
1. Election of two (2) Trustees:                                                                              EXCEPT

    01. Michael Bozic                    02. James F. Higgins                           [ ]         [ ]         [ ]

    To withhold authority to vote for any nominee(s) mark "For All Except" and write the nominee number(s) on the line provided:

-------------------------------------------------------------------------------
                                                                                        FOR       AGAINST     ABSTAIN
2.  Approval of a modification to the investment policies to enable the Trust to        [ ]         [ ]         [ ]
    invest at least 80% of its total assets in Municipal Obligations, including
    Municipal Bonds which are rated in the four highest investment grades by
    Moody's Investors Services, Inc., Standard & Poor's Ratings Group or another nationally recognized statistical rating organization or, if not rated, are determined by the Investment Adviser to be of comparable quality.
3.  Approval of a modification to the investment policies to enable the Trust to        [ ]         [ ]         [ ]
    invest up to 20% of its assets in either taxable or tax-exempt securities, including 5% in Municipal Obligations rated below investment grade by
    Moody's Investor Services Inc., Standard & Poor's Ratings Group or another nationally recognized statistical rating organization or, if not rated, are determined by the Investment Adviser to be of comparable quality.
4.  Approval of a modification to the investment policies of the Trust                  [ ]         [ ]         [ ]
    designating the Trust's investment policies as non-fundamental policies of the Trust.

                                                                   15604_MCE_B-C

   YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED
VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

                                                                                        FOR       WITHHOLD     FOR ALL
1. Election of two (2) Trustees:                                                                               EXCEPT

    01. Michael Bozic                    02. James F. Higgins                           [ ]         [ ]         [ ]

    To withhold authority to vote for any nominee(s) mark "For All Except" and write the nominee number(s) on the line provided:

-------------------------------------------------------------------------------
                                                                                        FOR       WITHHOLD
   Election of one (1) Preferred Trustee:

    01. Charles A. Fiumefreddo                                                          [ ]         [ ]

                                                                                        FOR       AGAINST     ABSTAIN
2.  Approval of a modification to the investment policies to enable the Trust to        [ ]         [ ]         [ ]
    invest at least 80% of its total assets in Municipal Obligations, including
    Municipal Bonds which are rated in the four highest investment grades by
    Moody's Investors Services, Inc., Standard & Poor's Ratings Group or another nationally recognized statistical rating organization or, if not rated, are determined by the Investment Adviser to be of comparable quality.
3.  Approval of a modification to the investment policies to enable the Trust to        [ ]         [ ]         [ ]
    invest up to 20% of its assets in either taxable or tax-exempt securities, including 5% in Municipal Obligations rated below investment grade by
    Moody's Investor Services Inc., Standard & Poor's Ratings Group or another nationally recognized statistical rating organization or, if not rated, are determined by the Investment Adviser to be of comparable quality.
4.  Approval of a modification to the investment policies of the Trust                  [ ]         [ ]         [ ]
    designating the Trust's investment policies as non-fundamental policies of the Trust.

                                                                   15604_MCE_B-C

   YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                   YOUR PROXY VOTE IS IMPORTANT!

                                   AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE
                                   OR THE INTERNET.

                                   IT SAVES MONEY! TELEPHONE AND INTERNET VOTING
                                   SAVES POSTAGE COSTS. SAVINGS WHICH CAN HELP
                                   MINIMIZE FUND EXPENSES.

                                   IT SAVES TIME! TELEPHONE AND INTERNET VOTING
                                   IS INSTANTANEOUS - 24 HOURS A DAY.

                                   IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                   1. READ YOUR PROXY STATEMENT AND HAVE IT AT
                                   HAND.

                                   2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                   WEBSITE: HTTPS://VOTE.PROXY-DIRECT.COM

                                   3. FOLLOW THE RECORDED OR ON-SCREEN
                                   DIRECTIONS.

                                   4. DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE
                                   BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY           MORGAN STANLEY QUALITY MUNICIPAL INVESTMENT TRUST          PROXY
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 26, 2005

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Stefanie V. Chang, Barry Fink and Joseph J.
McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of the above mentioned trust on October 26, 2005 at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
"FOR" THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE
BOARD OF TRUSTEES.
                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                            VOTE VIA THE TELEPHONE:  1-866-241-6192
                            ---------------------------------------------------

                            ---------------------------------------------------

                            NOTE: Please sign exactly as your name appears on
                            this proxy card. All joint owners should sign. When
                            signing as executor, administrator, attorney,
                            trustee or guardian or as custodian for a minor,
                            please give full title as such. If a corporation,
                            please sign in full corporate name and indicate the
                            signer's office. If a partner, sign in the
                            partnership name.

                            ---------------------------------------------------
                            Signature

                            ---------------------------------------------------
                            Signature (if held jointly)

                            ---------------------------------------------------
                            Date                                15604_MSE_C

                            (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED
VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

                                                                                        FOR       WITHHOLD    FOR ALL
1. Election of two (2) Trustees:                                                                              EXCEPT

    01. Michael Bozic                    02. James F. Higgins                           [ ]         [ ]         [ ]

    To withhold authority to vote for any nominee(s) mark "For All Except" and write the nominee number(s) on the line provided:

-------------------------------------------------------------------------------
                                                                                        FOR       AGAINST     ABSTAIN
2.  Approval of a modification to the investment policies to enable the Trust to        [ ]         [ ]         [ ]
    invest at least 80% of its total assets in Municipal Obligations, including
    Municipal Bonds which are rated in the four highest investment grades by
    Moody's Investors Services, Inc., Standard & Poor's Ratings Group or another nationally recognized statistical rating organization or, if not rated, are determined by the Investment Adviser to be of comparable quality.
3.  Approval of a modification to the investment policies to enable the Trust to        [ ]         [ ]         [ ]
    invest up to 20% of its assets in either taxable or tax-exempt securities, including 5% in Municipal Obligations rated below investment grade by
    Moody's Investor Services Inc., Standard & Poor's Ratings Group or another nationally recognized statistical rating organization or, if not rated, are determined by the Investment Adviser to be of comparable quality.
4.  Approval of a modification to the investment policies of the Trust                  [ ]         [ ]         [ ]
    designating the Trust's investment policies as non-fundamental policies of the Trust.

                                                                   15604_MCE_B-C

   YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED
VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

                                                                                        FOR       WITHHOLD     FOR ALL
1. Election of two (2) Trustees:                                                                               EXCEPT

    01. Michael Bozic                    02. James F. Higgins                           [ ]         [ ]         [ ]

    To withhold authority to vote for any nominee(s) mark "For All Except" and write the nominee number(s) on the line provided:

-------------------------------------------------------------------------------
                                                                                        FOR       WITHHOLD
   Election of one (1) Preferred Trustee:

    01. Charles A. Fiumefreddo                                                          [ ]         [ ]

                                                                                        FOR       AGAINST     ABSTAIN
2.  Approval of a modification to the investment policies to enable the Trust to        [ ]         [ ]         [ ]
    invest at least 80% of its total assets in Municipal Obligations, including
    Municipal Bonds which are rated in the four highest investment grades by
    Moody's Investors Services, Inc., Standard & Poor's Ratings Group or another nationally recognized statistical rating organization or, if not rated, are determined by the Investment Adviser to be of comparable quality.
3.  Approval of a modification to the investment policies to enable the Trust to        [ ]         [ ]         [ ]
    invest up to 20% of its assets in either taxable or tax-exempt securities, including 5% in Municipal Obligations rated below investment grade by
    Moody's Investor Services Inc., Standard & Poor's Ratings Group or another nationally recognized statistical rating organization or, if not rated, are determined by the Investment Adviser to be of comparable quality.
4.  Approval of a modification to the investment policies of the Trust                  [ ]         [ ]         [ ]
    designating the Trust's investment policies as non-fundamental policies of the Trust.

                                                                   15604_MCE_B-C

   YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                   YOUR PROXY VOTE IS IMPORTANT!

                                   AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE
                                   OR THE INTERNET.

                                   IT SAVES MONEY! TELEPHONE AND INTERNET VOTING
                                   SAVES POSTAGE COSTS. SAVINGS WHICH CAN HELP
                                   MINIMIZE FUND EXPENSES.

                                   IT SAVES TIME! TELEPHONE AND INTERNET VOTING
                                   IS INSTANTANEOUS - 24 HOURS A DAY.

                                   IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                   1. READ YOUR PROXY STATEMENT AND HAVE IT AT
                                   HAND.

                                   2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                   WEBSITE: HTTPS://VOTE.PROXY-DIRECT.COM

                                   3. FOLLOW THE RECORDED OR ON-SCREEN
                                   DIRECTIONS.

                                   4. DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE
                                   BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY              MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST           PROXY
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 26, 2005

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Stefanie V. Chang, Barry Fink and Joseph J.
McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of the above mentioned trust on October 26, 2005 at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
"FOR" THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE
BOARD OF TRUSTEES.
                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                            VOTE VIA THE TELEPHONE:  1-866-241-6192
                            ---------------------------------------------------

                            ---------------------------------------------------

                            NOTE: Please sign exactly as your name appears on
                            this proxy card. All joint owners should sign. When
                            signing as executor, administrator, attorney,
                            trustee or guardian or as custodian for a minor,
                            please give full title as such. If a corporation,
                            please sign in full corporate name and indicate the
                            signer's office. If a partner, sign in the
                            partnership name.

                            ---------------------------------------------------
                            Signature

                            ---------------------------------------------------
                            Signature (if held jointly)

                            ---------------------------------------------------
                            Date                                15604_MCE_E

                            (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED
VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

1.  Election of three (3) Trustees:                                    FOR     WITHHOLD    FOR ALL
                                                                                           EXCEPT

    01. Wayne E. Hedien     02. Joseph J. Kearns    03. Fergus Reid    [ ]       [ ]         [ ]

To withhold authority to vote for any nominee(s)
mark "For All Except" and write the nominee
number(s) on the line provided:

-------------------------------------------------------------

                                                                   15604_MCE_D-F

   YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED
VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

1.  Election of three (3) Trustees:                                    FOR     WITHHOLD    FOR ALL
                                                                                           EXCEPT

    01. Wayne E. Hedien     02. Joseph J. Kearns    03. Fergus Reid    [ ]       [ ]         [ ]

To withhold authority to vote for any nominee(s)
mark "For All Except" and write the nominee
number(s) on the line provided:

-------------------------------------------------------------

   Election of one (1) Preferred Trustee:                              FOR     WITHHOLD

   01. Dr. Manuel H. Johnson                                           [ ]       [ ]

                                                                   15604_MCE_D-F

   YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                   YOUR PROXY VOTE IS IMPORTANT!

                                   AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE
                                   OR THE INTERNET.

                                   IT SAVES MONEY! TELEPHONE AND INTERNET VOTING
                                   SAVES POSTAGE COSTS. SAVINGS WHICH CAN HELP
                                   MINIMIZE FUND EXPENSES.

                                   IT SAVES TIME! TELEPHONE AND INTERNET VOTING
                                   IS INSTANTANEOUS - 24 HOURS A DAY.

                                   IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                   1. READ YOUR PROXY STATEMENT AND HAVE IT AT
                                   HAND.

                                   2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                   WEBSITE: HTTPS://VOTE.PROXY-DIRECT.COM

                                   3. FOLLOW THE RECORDED OR ON-SCREEN
                                   DIRECTIONS.

                                   4. DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE
                                   BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY        MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST      PROXY
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 26, 2005

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Stefanie V. Chang, Barry Fink and Joseph J.
McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of the above mentioned trust on October 26, 2005 at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
"FOR" THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE
BOARD OF TRUSTEES.
                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                            VOTE VIA THE TELEPHONE:  1-866-241-6192
                            ---------------------------------------------------

                            ---------------------------------------------------

                            NOTE: Please sign exactly as your name appears on
                            this proxy card. All joint owners should sign. When
                            signing as executor, administrator, attorney,
                            trustee or guardian or as custodian for a minor,
                            please give full title as such. If a corporation,
                            please sign in full corporate name and indicate the
                            signer's office. If a partner, sign in the
                            partnership name.

                            ---------------------------------------------------
                            Signature

                            ---------------------------------------------------
                            Signature (if held jointly)

                            ---------------------------------------------------
                            Date                                15604_MCE_F

                            (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED
VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

1.  Election of three (3) Trustees:                                    FOR     WITHHOLD    FOR ALL
                                                                                           EXCEPT

    01. Wayne E. Hedien     02. Joseph J. Kearns    03. Fergus Reid    [ ]       [ ]         [ ]

To withhold authority to vote for any nominee(s)
mark "For All Except" and write the nominee
number(s) on the line provided:

-------------------------------------------------------------

                                                                   15604_MCE_D-F

   YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED
VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

1.  Election of three (3) Trustees:                                    FOR     WITHHOLD    FOR ALL
                                                                                           EXCEPT

    01. Wayne E. Hedien     02. Joseph J. Kearns    03. Fergus Reid    [ ]       [ ]         [ ]

To withhold authority to vote for any nominee(s)
mark "For All Except" and write the nominee
number(s) on the line provided:

-------------------------------------------------------------

   Election of one (1) Preferred Trustee:                              FOR     WITHHOLD

   01. Dr. Manuel H. Johnson                                           [ ]       [ ]

                                                                   15604_MCE_D-F

   YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                   YOUR PROXY VOTE IS IMPORTANT!

                                   AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE
                                   OR THE INTERNET.

                                   IT SAVES MONEY! TELEPHONE AND INTERNET VOTING
                                   SAVES POSTAGE COSTS. SAVINGS WHICH CAN HELP
                                   MINIMIZE FUND EXPENSES.

                                   IT SAVES TIME! TELEPHONE AND INTERNET VOTING
                                   IS INSTANTANEOUS - 24 HOURS A DAY.

                                   IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                   1. READ YOUR PROXY STATEMENT AND HAVE IT AT
                                   HAND.

                                   2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                   WEBSITE: HTTPS://VOTE.PROXY-DIRECT.COM

                                   3. FOLLOW THE RECORDED OR ON-SCREEN
                                   DIRECTIONS.

                                   4. DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE
                                   BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY              MORGAN STANLEY INSURED MUNICIPAL BOND TRUST            PROXY
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 26, 2005

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Stefanie V. Chang, Barry Fink and Joseph J.
McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of the above mentioned trust on October 26, 2005 at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
"FOR" THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE
BOARD OF TRUSTEES.
                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                            VOTE VIA THE TELEPHONE:  1-866-241-6192
                            ---------------------------------------------------

                            ---------------------------------------------------

                            NOTE: Please sign exactly as your name appears on
                            this proxy card. All joint owners should sign. When
                            signing as executor, administrator, attorney,
                            trustee or guardian or as custodian for a minor,
                            please give full title as such. If a corporation,
                            please sign in full corporate name and indicate the
                            signer's office. If a partner, sign in the
                            partnership name.

                            ---------------------------------------------------
                            Signature

                            ---------------------------------------------------
                            Signature (if held jointly)

                            ---------------------------------------------------
                            Date                                15604_MCE_D

                            (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED
VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

1.  Election of three (3) Trustees:                                    FOR     WITHHOLD    FOR ALL
                                                                                           EXCEPT

    01. Wayne E. Hedien     02. Joseph J. Kearns    03. Fergus Reid    [ ]       [ ]         [ ]

To withhold authority to vote for any nominee(s)
mark "For All Except" and write the nominee
number(s) on the line provided:

-------------------------------------------------------------

                                                                   15604_MCE_D-F

   YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED
VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

1.  Election of three (3) Trustees:                                    FOR     WITHHOLD    FOR ALL
                                                                                           EXCEPT

    01. Wayne E. Hedien     02. Joseph J. Kearns    03. Fergus Reid    [ ]       [ ]         [ ]

To withhold authority to vote for any nominee(s)
mark "For All Except" and write the nominee
number(s) on the line provided:

-------------------------------------------------------------

   Election of one (1) Preferred Trustee:                              FOR     WITHHOLD

   01. Dr. Manuel H. Johnson                                           [ ]       [ ]

                                                                   15604_MCE_D-F

   YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY